UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07255

Oppenheimer International Bond Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices)  (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end:  September 30

Date of reporting period:  3/31/2016

Item 1.  Reports to Stockholders.

Semiannual Report 3/31/2016

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Oppenheimer International Bond Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 3/31/16

	6-Month	1-Year	5-Year	10-Year

Class A Shares of the Fund without Sales Charge	3.09%	-0.46%	1.09%	4.49%

Class A Shares of the Fund with Sales Charge	-1.81	-5.19	0.11	3.99

Citigroup Non-U.S. Dollar World Government Bond Index	7.59	7.74	0.24	3.97

J.P. Morgan Government Bond Index	11.00	-1.65	-2.00	4.95

J.P. Morgan Emerging Markets Bond Index	6.36	4.19	6.22	7.20

Reference Index	8.46	4.33	0.97	4.88

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

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Fund Performance Discussion

The Fund’s Class A shares (without sales charge) returned 3.09% during the reporting period, underperforming the Reference Index (the “Index”), a customized weighted index currently comprised of 50% of the Citigroup Non-U.S. Dollar World Government Bond Index, 30% of the J P. Morgan Government Bond Index, and 20% of the J.P. Morgan Emerging Markets Bond Index, which returned 8.46%.

MARKET OVERVIEW

Over the first half of the reporting period, continued volatility in oil, weak economic data in some emerging markets, and mixed data in much of the developed world helped contribute to a volatile close to 2015. Ironically, the strong November U.S. payrolls report and subsequent high expectations of a Federal Reserve (“Fed”) hike brought out sellers as equity markets approached their early summer highs. The Fed finally hiked interest rates 0.25% in December, which followed a somewhat underwhelming easing program by the European Central Bank (“ECB”) earlier in the month.

2016 started with risk assets under pressure. The MSCI World Equity Index fell over 11% for the first six weeks of the year. The weak sentiment manifested itself in emerging market fixed income as well, with the J.P. Morgan Emerging Markets Bond Index (EMBI) widening almost 100 basis points during this time. Corporate spreads also widened significantly. Regulatory issues and concern over European bank profitability caused financial bonds in particular to widen significantly against government bonds.

By mid-February, markets began to turn positive. The ECB hinted it would likely ease further, the BoJ’s tone remained dovish, China signaled it would provide further stimulus, and better than expected economic data helped turn sentiment. A dovish Fed statement in mid-March and further dovish statements from Chair Yellen (sometimes at odds with other Fed speakers) helped the better trend in risk sentiment persist.

By the end of the reporting period, U.S. investment-grade industrial bonds not only retraced their entire widening, but ended the period over 10 basis points tighter from the beginning of 2016. Bank debt, however, only retraced about half of their move and remained about 25 basis points wider over the first quarter of 2016. The Credit Suisse High Yield Index round tripped during the quarter, widening about 150 basis points, only to end the quarter very close to year-end levels.

Over the first half of the reporting period, foreign exchange markets saw the U.S. dollar rally continue. The market shifted

3    OPPENHEIMER INTERNATIONAL BOND FUND

in late January when the BoJ surprised and cut interest rates to negative levels. The Fed closely followed with a dovish January statement citing concerns over slowing growth inflation and investment. They also added “The Committee is closely monitoring global economic and financial developments…” The euro subsequently jumped, moving from U.S. $1.08 up to $1.12. The yen also rallied against the dollar, jumping from ¥121 to ¥112 to the dollar over a two-week period.

The move to negative interest rates in Japan caused some of the lowest yielding bonds in the world to rally further. Japanese 10-year government bonds rallied from 0.27% prior to the BoJ action down to -0.09% by the last week of the reporting period. German 10-year bunds rallied from 0.63% to a low of 0.10% at the end of February before settling at period end at 0.15%. Low yields across many developed markets helped rates in emerging markets as well. Brazilian 10-year yields fell from approximately 16.5% to 14% by period end, Indian 10-year year bonds yields fell from 7.75% to 7.50%, and South Korean yields rallied from 2.10% to 1.80%. 10-year U.S. Treasury yields dropped from 2.20% to 1.77% at period end.

As risk sentiment improved and government yields fell, emerging market and corporate spreads tightened dramatically. Better data, continued dovish sentiment from central banks, and supportive policy action in China helped sentiment to turn.

FUND REVIEW

The Fund was largely hedged back to U.S. dollars for much of the reporting period, but continued to increase Foreign Exchange (FX) exposure to developed market currencies, particularly the euro, yen and pound sterling. Although the allocation to foreign currency was increased, the Fund maintained an underweight position relative to the Index. The decline of the dollar in early 2016 was the largest detractor from performance relative to the Index during the reporting period.

The Fund had mixed results across credit positioning. The Fund’s emerging market credit exposure detracted from relative performance versus the Index, while developed credit, which is mainly in investment-grade European names, was a positive contributor.

The Fund has generally remained underweight duration versus the Index, which was a drag on Fund performance during the reporting period.

STRATEGY & OUTLOOK

We believe that the U.S. dollar is likely to have one additional bullish period, but that the dollar bull cycle is near an end. Current pricing of Fed policy appears too pessimistic for the likely outcomes and we believe as one or two Fed hikes are priced into the market, the dollar is likely to make one additional positive move. However, that move will

4    OPPENHEIMER INTERNATIONAL BOND FUND

then fade into the early stages of what may become a multi-year dollar bear market.

To this end, the Fund’s foreign currency exposure was increased from just under 30% at the end of 2015 up to about 40% at period end. On an outright basis the Fund’s largest currency long positions were in the euro (16%), Japanese yen (12.5%), Indian rupee (4%), British pound (3%) and Norwegian krone (2.6%). At period end the Fund held short positions in the Brazilian real (-2.3%), and the New Zealand dollar (-1%).

The team believes there is no value in purchasing negative yielding assets which are pervasive in some markets (notably short maturity core country European debt and Japan). However, the team sees opportunities in other markets where yields are currently positive and where central banks may cut rates to encourage growth or where yields appear too high for the likely inflation and economic outcomes.

Hemant Baijal
Portfolio Manager

The Fund remains underweight duration compared to the blended benchmark by about 1.9 years. The underweight in Japanese rates is by far the largest position, contributing -1.6 years of duration relative to the benchmark. The Fund’s largest overweights include Australia (0.32 years), Italy (0.23 years), India (0.22 years), Brazil (0.21 years) and Spain (0.15 years).

In terms of credit positioning, the largest positions within the Fund were in investment-grade European credit, which is not in the Index. India was the only country in the Index that is among the Fund’s top 10 credit positions. The U.K. (6.3%), France (3.6%), Spain (3.3%), India (2.7%) and the Netherlands (2.2%) were the five largest credit positions at period end. The Fund’s largest underweight compared to the reference benchmark was in Turkey (-0.7%), Hungary (-0.6%), Poland (-0.6%), Philippines (-0.6%), and Panama (-0.6%).

Christopher Kelly
Portfolio Manager

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Top Holdings and Allocations

TOP TEN GEOGRAPHICAL HOLDINGS

Mexico	11.9%
United Kingdom	10.4
Brazil	8.5
United States	7.8
France	7.2
India	6.8
Italy	6.1
Spain	4.9
Germany	2.7
Indonesia	2.4

Portfolio holdings and allocation are subject to change. Percentages are as of March 31, 2016, and are based on total market value of investments.

Portfolio holdings and allocations are subject to change. Percentages are as of March 31, 2016, and are based on the total market value of investments.

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Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 3/31/16

	Inception Date	6-Month	1-Year	5-Year		10-Year
Class A (OIBAX)	6/15/95	3.09%	-0.46%	1.09%		4.49%
Class B (OIBBX)	6/15/95	2.71	-1.06	0.30		3.98
Class C (OIBCX)	6/15/95	2.71	-1.05	0.40		3.76
Class I (OIBIX)	1/27/12	3.32	-0.03	1.34	*	N/A
Class R (OIBNX)	3/1/01	2.97	-0.72	0.75		4.10
Class Y (OIBYX)	9/27/04	3.40	-0.21	1.36		4.82

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 3/31/16

	Inception Date	6-Month	1-Year	5-Year		10-Year
Class A (OIBAX)	6/15/95	-1.81%	-5.19%	0.11%		3.99%
Class B (OIBBX)	6/15/95	-2.30	-5.88	-0.05		3.98
Class C (OIBCX)	6/15/95	1.71	-2.02	0.40		3.76
Class I (OIBIX)	1/27/12	3.32	-0.03	1.34	*	N/A
Class R (OIBNX)	3/1/01	2.97	-0.72	0.75		4.10
Class Y (OIBYX)	9/27/04	3.40	-0.21	1.36		4.82

*Shows performance since inception.

STANDARDIZED YIELDS
For the 30 Days Ended 3/31/16
Class A	1.88%
Class B	1.23
Class C	1.24
Class I	2.41
Class R	1.74
Class Y	2.22

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge (unless otherwise indicated): for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge (“CDSC”) of 5% (1-year) and 2% (5-year); and for Class C shares, the CDSC of 1% for the 1-year period. Prior to 7/1/14, Class R shares were named Class N shares. Beginning 7/1/14, new purchases of Class R shares will no longer be subject to a CDSC upon redemption (any CDSC will remain in effect for purchases prior to 7/1/14). There is no sales charge for Class I and Class Y shares. Because Class

7    OPPENHEIMER INTERNATIONAL BOND FUND

B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Returns for periods of less than one year are cumulative and not annualized.

Standardized yield is based on net investment income for the 30-day period ended 3/31/16 and the maximum offering price at the end of the period for Class A shares and the net asset value for Class B, Class C, Class I, Class R and Class Y shares. Each result is compounded semiannually and then annualized. Falling share prices will tend to artificially raise yields.

The Fund’s performance is compared to the Citigroup Non-U.S. Dollar World Government Bond Index, J.P. Morgan Government Bond Index, the J.P. Morgan Emerging Markets Bond Index, and the Fund’s Reference Index. The Citigroup Non-U.S. Dollar World Government Bond Index is an index of fixed rate government bonds with maturities of one year or longer. The J.P. Morgan Government Bond Index is a comprehensive, global local Emerging Markets Index, and consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure. The J.P. Morgan Emerging Markets Bond Index tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds. The Fund’s Reference Index is a customized weighted index currently comprised of 50% of the Citigroup Non-U.S. Dollar World Government Bond Index, 30% of the J.P. Morgan Government Bond Index, and 20% of the J.P. Morgan Emerging Markets Bond Index. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge, upon request, by calling 1.800.CALL OPP (225.5677).

8    OPPENHEIMER INTERNATIONAL BOND FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended March 31, 2016.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended March 31, 2016” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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Actual	Beginning Account Value October 1, 2015	Ending Account Value March 31, 2016	Expenses Paid During 6 Months Ended March 31, 2016
Class A	$ 1,000.00	$ 1,030.90	$ 5.29
Class B	1,000.00	1,027.10	9.11
Class C	1,000.00	1,027.10	9.11
Class I	1,000.00	1,033.20	3.05
Class R	1,000.00	1,029.70	6.57
Class Y	1,000.00	1,034.00	4.02

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,019.80	5.27
Class B	1,000.00	1,016.05	9.06
Class C	1,000.00	1,016.05	9.06
Class I	1,000.00	1,022.00	3.04
Class R	1,000.00	1,018.55	6.53
Class Y	1,000.00	1,021.05	4.00

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended March 31, 2016 are as follows:

Class	Expense Ratios
Class A	1.04%
Class B	1.79
Class C	1.79
Class I	0.60
Class R	1.29
Class Y	0.79

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Consolidated Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

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CONSOLIDATED STATEMENT OF INVESTMENTS March 31, 2016 Unaudited

		Principal Amount	Value
Asset-Backed Securities—1.2%
Avoca CLO VIII Ltd., Series VIII-X, Cl. E, 4.276%, 10/15/23[1]	EUR	12,700,000	$12,634,711
Axius Europe CLO SA, Series 2007-1X, Cl. E, 4.489%, 11/15/23[1]	EUR	7,931,617	8,188,283
Bancaja Fondo de Titulizacion, Series 10, Cl. A2, 0.028%, 5/22/50[1]	EUR	2,169,334	2,368,128
Cadogan Square CLO IV BV, Series 4X, Cl. D, 1.485%, 7/24/23[1]	EUR	9,500,000	10,114,174
Halcyon Structured Asset Management European CLO BV, Series 2006-IIX, Cl. E, 3.785%, 1/25/23[1]	EUR	12,082,113	11,293,460
Highlander Euro CDO II Cayman Ltd., Series 2006-2CX, Cl. E, 3.359%, 12/14/22[1]	EUR	11,856,645	11,249,157
Stichting Halcyon Structured Asset Management European, Series 2007-IX, Cl. E, 3.735%, 7/24/23[1]	EUR	3,303,497	3,341,828
TDA IBERCAJA Fondo de Titulizacion de Activos, Series 6, Cl. A, 0.10%, 11/25/51[1]	EUR	1,293,485	1,374,862
Theseus European CLO SA, Series 2006-1X, Cl. E, 3.872%, 8/27/22[1]	EUR	10,000,000	10,945,238

Total Asset-Backed Securities (Cost $79,482,394)			71,509,841

Mortgage-Backed Obligations—2.1%
Alba plc, Series 2007-1, Cl. C, 0.879%, 3/17/39[1]	GBP	5,475,000	6,143,241
Capital Mortgage Srl, Series 2007-1, Cl. B, 0.06%, 1/30/47[1]	EUR	8,000,000	4,828,283
Eurosail plc, Series 2007-5X, Cl. A1A, 1.361%, 9/13/45[1]	GBP	13,014,883	16,098,930
Fondo de Titulizacion de Activos UCI, Series 16, Cl. A2, 0%, 6/16/49[1]	EUR	11,297,438	9,764,644
GAMMA Sociedade de Titularizacao de Creditos SA/Atlantes Mortgage plc, Series 2, Cl. A, 0.10%, 9/18/60[1]	EUR	3,834,938	3,705,256
Hipocat 11 Fondo de Titulizacion de Activos, Series HIPO-11, Cl. A2, 0.081%, 1/15/50[1]	EUR	3,021,277	2,570,674
Hipocat 7 FTA, Series HIPO-7, Cl. C, 0.256%, 7/15/36[1]	EUR	3,668,339	3,070,272
IM Pastor 4 Fondo de Titulizacion de Activos:
Series 4, Cl. A, 0.009%, 3/22/44[1]	EUR	22,276,324	19,252,334
Series 4, Cl. B, 0.059%, 3/22/44[1]	EUR	3,000,000	1,017,221
Lusitano Mortgages No. 4 plc, Series 4, Cl. C, 0.335%, 9/15/48[1]	EUR	3,308,556	2,444,259
Magellan Mortgages No. 4 plc, Series 4, Cl. A, 0.138%, 7/20/59[1]	EUR	1,586,250	1,512,552
Mansard Mortgages plc:
Series 2006-1X, Cl. B1, 1.691%, 10/15/48[1]	GBP	1,421,179	1,659,550
Series 2007-2X, Cl. M2, 2.591%, 12/15/49[1]	GBP	17,175,000	20,994,292
Newgate Funding, Series 2007-3X, Cl. D, 3.591%, 12/15/50[1]	GBP	5,825,083	7,567,931
Paragon Secured Finance No 1 plc, Series 1, Cl. A, 0.993%, 11/15/35[1]	GBP	3,333,890	4,594,120
ResLoC UK plc, Series 2007-1X, Cl. A3B, 0.751%, 12/15/43[1]	GBP	5,576,970	7,159,085
Rmac plc, Series 2004-NS2X, Cl. A3, 0.831%, 6/12/36[1]	GBP	9,533,168	12,398,035
Rural Hipotecario I Fondo de Titulizacion Hipotecaria, Series 6, Cl. C, 0.807%, 10/17/36[1]	EUR	2,663,365	2,362,980

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CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Mortgage-Backed Obligations (Continued)
Southern Pacific Financing plc, Series 2005-B, Cl. D, 1.301%, 6/10/43[1]	GBP	6,017,811	$6,204,764

Total Mortgage-Backed Obligations (Cost $149,388,390)			133,348,423

Foreign Government Obligations—58.0%
Argentina—0.2%
Argentine Republic Sr. Unsec. Nts., 9.125%, 3/16/24[2]		7,000,000	7,213,500
Argentine Republic Unsec. Bonds, 8.75%, 5/7/24		5,000,000	5,422,500

			12,636,000
Australia—1.9%
Commonwealth of Australia Sr. Unsec. Bonds:
2.00%, 8/21/35[3]	AUD	11,300,000	10,877,065
3.75%, 4/21/37	AUD	20,000,000	16,968,718
4.75%, 4/21/27	AUD	10,000,000	9,306,568
Commonwealth of Australia Sr. Unsec. Nts., 1%, 11/21/18[3]	AUD	25,000,000	20,342,128
New South Wales Treasury Corp. Sr. Unsec. Bonds, 6%, 5/1/23	AUD	20,000,000	19,005,641
Queensland Treasury Corp. Sr. Unsec. Bonds, Series 33, 6.50%, 3/14/33	AUD	20,590,000	22,124,822
Victoria Treasury Corp. Sr. Unsec. Bonds, 5.50%, 11/17/26	AUD	20,385,000	19,671,786

			118,296,728
Brazil—7.7%
Federative Republic of Brazil Nota Do Tesouro Nacional Unsec. Nts.:
9.762%, 1/1/18	BRL	789,400,000	208,366,299
9.762%, 1/1/21	BRL	230,000,000	56,136,133
10.00%, 1/1/19	BRL	104,100,000	27,552,301
10.00%, 1/1/25	BRL	582,700,000	131,783,205
10.00%, 1/1/27	BRL	148,782,000	34,059,622
Federative Republic of Brazil Sr. Unsec. Bonds:
5.00%, 1/27/45		10,435,000	8,400,175
6.00%, 4/7/26		10,000,000	10,185,000

			476,482,735
Canada—1.0%
Canada Unsec. Bonds, 3.75%, 6/1/19	CAD	73,380,000	62,190,080
Colombia—0.4%
Republic of Colombia Sr. Unsec. Bonds:
3.875%, 3/22/26	EUR	6,670,000	7,677,098
4.00%, 2/26/24		3,380,000	3,405,350
5.00%, 6/15/45		3,450,000	3,225,750
6.125%, 1/18/41		11,200,000	11,816,000

			26,124,198
Costa Rica—0.1%
Republic of Costa Rica Sr. Unsec. Bonds, 7.158%, 3/12/45[2]		5,090,000	4,625,537
Croatia—0.6%
Republic of Croatia Sr. Unsec. Bonds:
3.00%, 3/11/25	EUR	6,895,000	7,434,911
6.00%, 1/26/24[2]		10,340,000	11,285,438

12    OPPENHEIMER INTERNATIONAL BOND FUND

		Principal Amount	Value
Croatia (Continued)
Republic of Croatia Sr. Unsec. Bonds: (Continued) 6.75%, 11/5/19[2]		$6,890,000	$7,573,454
Republic of Croatia Sr. Unsec. Nts., 3.875%, 5/30/22	EUR	11,030,000	12,895,663

			39,189,466
Cyprus—0.1%
Republic of Cyprus Sr. Unsec. International Bonds, 4.25%, 11/4/25	EUR	5,600,000	6,586,799
Dominican Republic—0.4%
Dominican Republic Sr. Unsec. Bonds:
6.60%, 1/28/24[2]		9,475,000	10,114,562
6.85%, 1/27/45[2]		12,235,000	12,173,825

			22,288,387
France—3.7%
French Republic Unsec. Bonds:
0.25%, 7/25/24[3]	EUR	95,038,000	117,819,682
1.85%, 7/25/27[3]	EUR	78,956,250	114,994,792

			232,814,474
Gabon—0.1%
Gabonese Republic Sr. Unsec. International Bonds, 6.95%, 6/16/25[2]		5,000,000	4,187,500
Gabonese Republic Unsec. Bonds, 6.375%, 12/12/24[2]		1,000,000	835,000

			5,022,500
Germany—1.7%
Federal Republic of Germany Inflation Linked Bonds:
0.10%, 4/15/23[3]	EUR	59,142,600	72,332,886
0.50%, 4/15/30[3]	EUR	24,877,500	33,095,545

			105,428,431
Greece—0.7%
Hellenic Republic Sr. Unsec. Bonds:
3.00%, 2/24/23[1]	EUR	500,000	409,188
3.00%, 2/24/24[1]	EUR	500,000	401,531
3.00%, 2/24/25[1]	EUR	500,000	392,783
3.00%, 2/24/26[1]	EUR	500,000	384,106
3.00%, 2/24/27[1]	EUR	500,000	372,820
3.00%, 2/24/28[1]	EUR	500,000	364,549
3.00%, 2/24/29[1]	EUR	5,500,000	3,934,174
3.00%, 2/24/30[1]	EUR	500,000	351,445
3.00%, 2/24/31[1]	EUR	500,000	345,707
3.00%, 2/24/32[1]	EUR	500,000	340,117
3.00%, 2/24/33[1]	EUR	500,000	334,762
3.00%, 2/24/34[1]	EUR	500,000	327,043
3.00%, 2/24/35[1]	EUR	500,000	327,166
3.00%, 2/24/36[1]	EUR	500,000	322,601
3.00%, 2/24/37[1]	EUR	500,000	317,488
3.00%, 2/24/38[1]	EUR	500,000	318,746
3.00%, 2/24/39[1]	EUR	500,000	317,574
3.00%, 2/24/40[1]	EUR	500,000	316,364

13    OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Greece (Continued)
Hellenic Republic Sr. Unsec. Bonds: (Continued)
3.00%, 2/24/41[1]	EUR	500,000	$316,823
3.00%, 2/24/42[1]	EUR	500,000	317,289
6.14%, 4/14/28	EUR	25,000,000	19,463,893
Hellenic Republic Sr. Unsec. Nts., 4.75%, 4/17/19[2]	EUR	15,000,000	15,167,786

			45,143,955
Honduras—0.1%
Republic of Honduras Sr. Unsec. International Bonds, 7.50%, 3/15/24[2]		5,000,000	5,312,500
Hungary—1.8%
Hungary Sr. Unsec. Bonds:
5.375%, 2/21/23		10,325,000	11,464,457
5.75%, 11/22/23		13,770,000	15,715,012
Hungary Unsec. Bonds:
Series 20/A, 7.50%, 11/12/20	HUF	11,275,000,000	50,890,499
Series 23/A, 6.00%, 11/24/23	HUF	7,239,000,000	32,390,772

			110,460,740
India—4.0%
Indian Railway Finance Corp. Ltd. Sr. Unsec. Nts., 3.417%, 10/10/17		9,920,000	10,132,734
Republic of India Sr. Unsec. Bonds:
7.59%, 1/11/26	INR	3,360,000,000	51,173,983
8.40%, 7/28/24	INR	3,997,000,000	62,644,665
Republic of India Sr. Unsec. Nts., 8.27%, 6/9/20	INR	8,023,000,000	124,566,366

			248,517,748
Indonesia—1.9%
Perusahaan Penerbit SBSN Indonesia III Sr. Unsec. Nts., 4%, 11/21/18[2]		7,025,000	7,323,562
Perusahaan Penerbit SBSN Indonesia III Unsec. Bonds:
4.35%, 9/10/24[2]		4,560,000	4,582,800
4.55%, 3/29/26[2]		6,680,000	6,696,700
Perusahaan Penerbit SBSN Indonesia III Unsec. Nts., 6.125%, 3/15/19[2]		14,480,000	15,928,000
Republic of Indonesia Sr. Unsec. Bonds:
3.375%, 7/30/25[2]	EUR	2,755,000	3,136,792
4.125%, 1/15/25[2]		3,450,000	3,474,788
5.125%, 1/15/45[2]		17,255,000	17,194,780
5.875%, 3/13/20[2]		3,450,000	3,845,684
Republic of Indonesia Treasury Bonds:
Series FR53, 8.25%, 7/15/21	IDR	659,100,000,000	51,598,782
Series FR72, 8.25%, 5/15/36	IDR	75,280,000,000	5,735,059

			119,516,947
Iraq—0.0%
Republic of Iraq Unsec. Bonds, 5.80%, 1/15/28[2]		3,445,000	2,385,490
Italy—4.1%
Republic of Italy (The) Buoni Poliennali Del Tesoro Sr. Unsec. Bonds:
1.25%, 9/15/32[2,3]	EUR	6,886,110	8,345,409

14    OPPENHEIMER INTERNATIONAL BOND FUND

		Principal Amount	Value
Italy (Continued)
Republic of Italy (The) Buoni Poliennali Del Tesoro Sr. Unsec. Bonds: (Continued)
2.35%, 9/15/24[2,3]	EUR	9,896,800	$13,161,181
3.10%, 9/15/26[3]	EUR	67,884,700	97,834,914
Republic of Italy (The) Buoni Poliennali Del Tesoro Unsec.
Bonds, 2.70%, 3/1/47[2]	EUR	111,000,000	135,196,628

			254,538,132
Ivory Coast—0.6%
Republic of Cote d’Ivoire Sr. Unsec. Bonds:
5.75%, 12/31/32[1]		30,065,000	27,697,381
6.375%, 3/3/28[2]		8,360,000	7,942,000

			35,639,381
Jamaica—0.1%
Commonwealth of Jamaica Sr. Unsec. Bonds, 7.875%, 7/28/45		7,325,000	7,453,188
Japan—1.6%
Japan Sr. Unsec. Bonds, Series 36, 2%, 3/20/42	JPY	2,000,000,000	24,116,416
Japan Sr. Unsec. Nts., Series 19, 0.10%, 9/10/24[3]	JPY	7,938,080,000	74,608,148

			98,724,564
Kazakhstan—0.2%
Republic of Kazakhstan Sr. Unsec. Bonds, 4.875%, 10/14/44[2]		13,205,000	11,642,452
Malaysia—0.3%
Federation of Malaysia Sr. Unsec. Bonds, 4.262%, 9/15/16	MYR	83,350,000	21,556,534
Mexico—11.1%
United Mexican States Sr. Unsec. Bonds:
4.00%, 3/15/15	EUR	12,865,000	12,790,548
5.625%, 3/19/14	GBP	8,000,000	10,424,187
10.00%, 12/5/24	MXN	698,700,000	51,996,020
United Mexican States Sr. Unsec. Nts.:
Series M, 4.75%, 6/14/18	MXN	1,611,000,000	93,815,389
Series M, 5.00%, 12/11/19	MXN	1,785,000,000	103,044,861
Series M10, 7.25%, 12/15/16	MXN	7,061,500,000	417,907,443

			689,978,448
Morocco—0.2%
Kingdom of Morocco Sr. Unsec. Bonds, 5.50%, 12/11/42[2]		9,755,000	10,169,588
Namibia—0.1%
Republic of Namibia Sr. Unsec. Bonds, 5.25%, 10/29/25[2]		7,130,000	6,916,100
New Zealand—0.5%
Commonwealth of New Zealand Bonds:
2.50%, 9/20/35[3]	NZD	6,000,000	4,390,976
3.00%, 9/20/30[3]	NZD	10,000,000	7,900,560
Commonwealth of New Zealand Sr. Unsec. Bonds, 2%, 9/20/25[3]	NZD	29,000,000	20,886,580

			33,178,116
Nigeria—0.1%
Federal Republic of Nigeria Sr. Unsec. Bonds, 6.75%, 1/28/21[2]		2,070,000	2,002,725

15    OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Nigeria (Continued)
Federal Republic of Nigeria Sr. Unsec. Nts., 5.125%, 7/12/18[2]		$3,445,000	$3,423,469

			5,426,194
Panama—0.3%
Republic of Panama Sr. Unsec. Bonds:
3.875%, 3/17/28		8,010,000	8,110,125
4.00%, 9/22/24		4,550,000	4,800,250
6.70%, 1/26/36		3,710,000	4,748,800

			17,659,175
Paraguay—0.2%
Republic of Paraguay Sr. Unsec. Bonds:
4.625%, 1/25/23[2]		4,000,000	4,070,000
6.10%, 8/11/44[2]		6,880,000	7,043,400

			11,113,400
Peru—0.4%
Republic of Peru Sr. Unsec. Bonds:
2.75%, 1/30/26	EUR	6,885,000	7,886,133
3.75%, 3/1/30	EUR	15,005,000	17,425,388

			25,311,521
Poland—1.2%
Republic of Poland Unsec. Bonds:
Series 0726, 2.50%, 7/25/26	PLN	90,900,000	23,663,697
Series 1017, 5.25%, 10/25/17	PLN	175,000,000	49,710,844

			73,374,541
Romania—0.6%
Romania Sr. Unsec. Bonds:
2.75%, 10/29/25[2]	EUR	5,960,000	7,011,294
3.875%, 10/29/35[2]	EUR	13,825,000	16,432,556
4.875%, 1/22/24[2]		6,895,000	7,610,701
6.125%, 1/22/44[2]		7,230,000	8,845,529

			39,900,080
Russia—0.2%
Agency for Housing Mortgage Lending OJSC Via AHML Finance Ltd. Unsec. Nts., 7.75%, 2/13/18[2]	RUB	132,500,000	1,892,688
Russian Federation Sr. Unsec. Bonds, 4.50%, 4/4/22[2]		10,000,000	10,272,170

			12,164,858
Serbia—0.3%
Republic of Serbia Sr. Unsec. Nts., 5.25%, 11/21/17[2]		6,345,000	6,555,184
Republic of Serbia Unsec. Nts., 5.875%, 12/3/18[2]		12,495,000	13,090,887

			19,646,071
South Africa—1.4%
Republic of South Africa Sr. Unsec. Bonds, Series R208, 6.75%, 3/31/21	ZAR	514,540,000	32,172,921
Republic of South Africa Unsec. Bonds:
Series 2023, 7.75%, 2/28/23	ZAR	311,100,000	19,773,306

16    OPPENHEIMER INTERNATIONAL BOND FUND

		Principal Amount	Value
South Africa (Continued)
Republic of South Africa Unsec. Bonds: (Continued)
Series R186, 10.50%, 12/21/26	ZAR	507,200,000	$37,535,085

			89,481,312
Spain—1.6%
Kingdom of Spain Inflation Linked Bonds, 1%, 11/30/30[2,3]	EUR	34,419,700	39,743,994
Kingdom of Spain Sr. Unsec. Bonds, 2.90%, 10/31/46[2]	EUR	50,000,000	60,032,587

			99,776,581
Sri Lanka—0.4%
Democratic Socialist Republic of Sri Lanka Sr. Unsec. Bonds:
5.875%, 7/25/22[2]		12,000,000	11,349,456
6.25%, 10/4/20[2]		3,055,000	3,036,517
6.85%, 11/3/25[2]		3,890,000	3,727,511
Democratic Socialist Republic of Sri Lanka Sr. Unsec. Nts., 6%, 1/14/19[2]		9,030,000	9,054,643

			27,168,127
Turkey—0.9%
Republic of Turkey Nts.:
8.20%, 7/13/16	TRY	33,900,000	12,000,586
8.50%, 7/10/19	TRY	45,000,000	15,521,103
8.80%, 11/14/18	TRY	44,165,000	15,408,331
Republic of Turkey Unsec. Nts.:
6.30%, 2/14/18	TRY	28,925,000	9,705,498
9.00%, 3/8/17	TRY	6,615,000	2,334,902

			54,970,420
Ukraine—0.5%
Ukraine Unsec. Bonds, 7.75% Sr. Unsec. Nts., 9/1/19[4]		29,835,000	28,341,191
United Kingdom—4.1%
United Kingdom Unsec. Treasury Bonds:
2.75%, 9/7/24	GBP	97,000,000	155,644,528
3.25%, 1/22/44	GBP	37,340,000	64,295,047
4.25%, 12/7/55	GBP	15,155,000	34,108,204

			254,047,779
Uruguay—0.3%
Oriental Republic of Uruguay Sr. Unsec. Bonds, 5.10%, 6/18/50		21,110,000	19,685,075
Vietnam—0.2%
Socialist Republic of Vietnam Sr. Unsec. Bonds, 4.80%, 11/19/24[2]		13,625,000	13,692,308
Zambia—0.1%
Republic of Zambia Sr. Unsec. Bonds:
8.50%, 4/14/24[2]		2,100,000	1,748,250
8.97%, 7/30/27[2]		5,000,000	4,150,000

			5,898,250

Total Foreign Government Obligations (Cost $3,614,211,647)			3,610,476,101

17    OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Corporate Bonds and Notes—31.1%
Consumer Discretionary—1.5%
Auto Components—0.2%
GKN Holdings plc:
5.375% Sr. Unsec. Nts., 9/19/22	GBP	2,490,000	$3,982,222
6.75% Sr. Unsec. Nts., 10/28/19	GBP	4,475,000	7,300,112

			11,282,334
Automobiles—0.0%
Daimler Finance North America LLC, 3.875% Sr. Unsec. Nts., 9/15/21		300,000	321,419
Hotels, Restaurants & Leisure—0.1%
Merlin Entertainments plc, 2.75% Sr. Unsec. Nts., 3/15/22[2]	EUR	5,690,000	6,471,433
Media—1.1%
Altice Luxembourg SA:
6.25% Sr. Unsec. Nts., 2/15/25[2]	EUR	3,410,000	3,506,773
7.25% Sr. Sec. Nts., 5/15/22[2]	EUR	10,375,000	11,728,987
Telenet Finance VI Luxembourg SCA, 4.875% Sr. Sec. Nts., 7/15/27[2]	EUR	5,000,000	5,695,622
UPC Holding BV, 6.75% Sr. Unsec. Nts., 3/15/23[2]	EUR	8,400,000	10,361,071
Virgin Media Finance plc:
6.375% Sr. Unsec. Nts., 10/15/24[2]	GBP	2,500,000	3,661,479
7.00% Sr. Unsec. Nts., 4/15/23	GBP	3,495,000	5,202,576
Virgin Media Secured Finance plc:
4.875% Sr. Sec. Nts., 1/15/27[2]	GBP	7,000,000	9,629,672
6.00% Sr. Sec. Nts., 4/15/21	GBP	9,679,500	14,557,322
VTR Finance BV, 6.875% Sr. Sec. Nts., 1/15/24[2]		1,920,000	1,886,976

			66,230,478
Textiles, Apparel & Luxury Goods—0.1%
New Look Secured Issuer plc, 6.50% Sr. Sec. Nts., 7/1/22[2]	GBP	3,850,000	5,462,146
Consumer Staples—0.3%
Beverages—0.1%
Anheuser-Busch InBev SA/NV, 2.75% Sr. Unsec. Nts., 3/17/36[4]	EUR	5,000,000	6,078,508
Food & Staples Retailing—0.1%
Cencosud SA, 5.15% Sr. Unsec. Nts., 2/12/25[2]		7,185,000	7,281,875
Food Products—0.1%
Minerva Luxembourg SA, 7.75% Sr. Unsec. Nts., 1/31/23[2]		4,345,000	4,404,744
Energy—4.0%
Energy Equipment & Services—0.6%
Pertamina Persero PT:
5.625% Sr. Unsec. Nts., 5/20/43[2]		24,378,000	21,592,497
6.45% Sr. Unsec. Nts., 5/30/44[2]		10,700,000	10,450,262
Sinopec Group Overseas Development 2015 Ltd., 2.50% Sr. Unsec. Nts., 4/28/20[2]		5,790,000	5,821,926

			37,864,685
Oil, Gas & Consumable Fuels—3.4%
Bharat Petroleum Corp. Ltd., 4% Sr. Unsec. Nts., 5/8/25		12,790,000	12,905,315

18    OPPENHEIMER INTERNATIONAL BOND FUND

		Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
CNOOC Finance 2011 Ltd., 4.25% Sr. Unsec. Nts., 1/26/21[2]		$8,435,000	$8,994,924
Cosan Luxembourg SA, 5% Sr. Unsec. Nts., 3/14/23[2]		745,000	655,525
Delek & Avner Tamar Bond Ltd., 5.082% Sr. Sec. Nts., 12/30/23[2]		1,945,000	1,937,706
Gazprom OAO Via Gaz Capital SA:
4.95% Sr. Unsec. Nts., 7/19/22[2]		13,665,000	13,368,005
4.95% Sr. Unsec. Nts., 2/6/28[2]		19,000,000	17,267,333
Indian Oil Corp. Ltd.:
5.625% Sr. Unsec. Nts., 8/2/21		4,615,000	5,151,747
5.75% Sr. Unsec. Nts., 8/1/23		20,365,000	22,875,455
KazMunayGas National Co. JSC:
4.40% Sr. Unsec. Nts., 4/30/23[2]		4,000,000	3,668,640
6.375% Sr. Unsec. Nts., 4/9/21[2]		9,685,000	9,985,816
7.00% Sr. Unsec. Nts., 5/5/20[2]		7,925,000	8,352,950
Kinder Morgan, Inc., 1.50% Sr. Unsec. Nts., 3/16/22	EUR	6,340,000	6,853,463
MEG Energy Corp., 6.50% Sr. Unsec. Nts., 3/15/21[2]		1,260,000	767,025
Novatek OAO via Novatek Finance Ltd., 4.422% Sr. Unsec. Nts., 12/13/22[2]		2,830,000	2,624,825
Origin Energy Finance Ltd.:
3.50% Sr. Unsec. Nts., 10/9/18[2]		5,711,000	5,414,902
5.45% Sr. Unsec. Nts., 10/14/21[2]		920,000	882,878
Pacific Exploration & Production Corp., 5.625% Sr. Unsec. Nts., 1/19/25[2]		5,915,000	1,035,125
Petrobras Global Finance BV:
4.375% Sr. Unsec. Nts., 5/20/23		2,750,000	2,013,550
4.875% Sr. Unsec. Nts., 3/17/20		9,150,000	7,637,505
5.375% Sr. Unsec. Nts., 1/27/21		8,000,000	6,587,600
5.75% Sr. Unsec. Nts., 1/20/20		6,690,000	5,780,160
Petroleos Mexicanos:
3.75% Sr. Unsec. Nts., 4/16/26	EUR	6,895,000	7,010,680
5.50% Sr. Unsec. Nts., 6/27/44		25,710,000	21,532,125
6.375% Sr. Unsec. Nts., 2/4/21[2]		6,635,000	7,092,815
6.875% Sr. Unsec. Nts., 8/4/26[2]		5,995,000	6,504,575
Repsol International Finance BV:
2.125% Sr. Unsec. Nts., 12/16/20[4]	EUR	8,000,000	9,383,205
2.25% Sr. Unsec. Nts., 12/10/26	EUR	2,000,000	2,270,226
Thai Oil PCL, 4.875% Sr. Unsec. Nts., 1/23/43[2]		1,520,000	1,522,914
TOTAL SA, 2.25% Jr. Sub. Perpetual Bonds[1,5]	EUR	5,620,000	6,034,672
YPF SA, 8.50% Sr. Unsec. Nts., 3/23/21[2]		5,000,000	5,018,750
Zhaikmunai LLP, 6.375% Sr. Unsec. Nts., 2/14/19[2]		800,000	638,000

			211,768,411
Financials—17.3%
Capital Markets—1.4%
Credit Suisse Group AG, 7.50% Jr. Sub. Perpetual Bonds[1,5]		20,530,000	20,275,428
Credit Suisse Group Funding Guernsey Ltd., 2.75% Sr. Unsec. Nts., 3/26/20		8,000,000	7,905,024
Deutsche Bank AG:
4.50% Sub. Nts., 4/1/25		10,000,000	8,710,540
7.125% Jr. Sub. Perpetual Bonds[1,5]	GBP	10,000,000	11,479,328

19    OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Capital Markets (Continued)
Deutsche Bank AG: (Continued)
7.50% Jr. Sub. Perpetual Bonds[1,5]		$4,425,000	$3,799,969
Seven & Seven Ltd., 1.898% Sr. Unsec. Nts., 9/11/19[1,2]		3,500,000	3,487,820
UBS AG (Jersey Branch), 7.25% Sub. Nts., 2/22/22[1]		15,090,000	15,560,959
UBS Group AG:
7.00% Jr. Sub. Perpetual Bonds[1,5]		13,000,000	13,403,728
7.125% Jr. Sub. Perpetual Bonds[1,5]		5,000,000	5,161,260

			89,784,056
Commercial Banks—12.9%
ABN AMRO Bank NV, 4.75% Sub. Nts., 7/28/25[2]		11,050,000	11,171,970
Akbank TAS, 7.50% Sr. Unsec. Nts., 2/5/18[2]	TRY	11,095,000	3,661,598
Allied Irish Banks plc, 4.125% Sub. Nts., 11/26/25[1,4]	EUR	12,000,000	13,177,100
Astana Finance JSC, 9.16% Sr. Unsec. Nts., 3/14/12[6]		612,810	—
Banco ABC Brasil SA, 7.875% Sub. Nts., 4/8/20[2]		1,100,000	1,075,140
Banco Bilbao Vizcaya Argentaria SA:
6.75% Jr. Sub. Perpetual Bonds[1,5]	EUR	17,000,000	17,796,755
7.00% Jr. Sub. Perpetual Bonds[1,5]	EUR	28,120,000	29,810,093
Banco Santander SA:
6.25% Jr. Sub. Perpetual Bonds[1,5]	EUR	12,700,000	12,986,384
6.375% Jr. Sub. Perpetual Bonds[1,5]		10,000,000	8,993,970
Bank of China Ltd., 5% Sub. Nts., 11/13/24[2]		10,500,000	10,924,158
Bank of Ireland:
4.25% Sub. Nts., 6/11/24[1]	EUR	5,230,000	5,964,167
10.00% Sub. Nts., 2/12/20	EUR	10,000,000	13,555,689
10.00% Sub. Nts., 12/19/22	EUR	5,000,000	7,251,051
Bank of Scotland plc:
4.875% Sec. Nts., 11/8/16	GBP	5,170,000	7,596,694
4.875% Sec. Nts., 12/20/24	GBP	8,675,000	15,009,398
Barclays plc:
4.375% Sub. Nts., 9/11/24		2,500,000	2,354,452
6.50% Jr. Sub. Perpetual Bonds[1,5]	EUR	15,000,000	15,161,095
6.625% Jr. Sub. Perpetual Bonds[1,5]		3,000,000	2,704,395
7.00% Jr. Sub. Perpetual Bonds[1,5]	GBP	6,010,000	7,689,177
7.875% Jr. Sub. Perpetual Bonds[1,5]	GBP	10,000,000	12,843,005
8.00% Jr. Sub. Perpetual Bonds[1,5]	EUR	7,335,000	8,100,066
BNP Paribas SA:
5.945% Jr. Sub. Perpetual Bonds[1,5]	GBP	4,615,000	6,645,713
7.375% Jr. Sub. Perpetual Bonds[1,2,5]		3,160,000	3,061,250
7.625% Jr. Sub. Perpetual Bonds[1,2,5]		1,000,000	1,007,500
BPCE SA:
2.75% Sub. Nts., 7/8/26[1]	EUR	9,245,000	10,753,406
4.50% Sub. Nts., 3/15/25[2]		5,000,000	4,961,580
4.875% Sub. Nts., 4/1/26[2]		6,005,000	5,966,826
Commerzbank AG, 8.125% Sub. Nts., 9/19/23[2]		7,805,000	8,840,723
Commonwealth Bank of Australia, 4.50% Sub. Nts., 12/9/25[2]		5,000,000	5,072,980
Compass Bank, 3.875% Sub. Nts., 4/10/25		5,000,000	4,700,315
Cooperatieve Rabobank UA:
4.375% Sub. Nts., 8/4/25		6,100,000	6,319,216

20    OPPENHEIMER INTERNATIONAL BOND FUND

		Principal Amount	Value
Commercial Banks (Continued)
Cooperatieve Rabobank UA: (Continued)
5.50% Jr. Sub. Perpetual Bonds[1,5]	EUR	5,090,000	$5,600,054
Credit Agricole Assurances SA:
4.25% Sub. Perpetual Bonds[1,5]	EUR	10,000,000	10,804,918
4.50% Sub. Perpetual Bonds[1,5]	EUR	5,000,000	5,490,407
Credit Agricole SA:
8.125% Jr. Sub. Perpetual Bonds[1,2,5]		2,005,000	2,007,997
8.375% Jr. Sub. Perpetual Bonds[1,2,5]		30,000,000	33,231,000
Danske Bank AS:
5.684% Jr. Sub. Perpetual Bonds[1,5]	GBP	7,485,000	10,862,425
5.75% Jr. Sub. Perpetual Bonds[1,5]	EUR	6,000,000	6,832,486
EUROFIMA, 6.25% Sr. Unsec. Nts., 12/28/18	AUD	5,270,000	4,416,592
Export-Import Bank of India:
9.50% Sr. Unsec. Nts., 10/9/18	INR	175,000,000	2,747,388
9.70% Sr. Unsec. Nts., 11/21/18	INR	200,000,000	3,157,984
Grupo Aval Ltd., 4.75% Sr. Unsec. Nts., 9/26/22[2]		700,000	654,500
HSBC Bank Capital Funding Sterling 1 LP, 5.844% Jr. Sub. Perpetual Bonds[1,5]	GBP	3,590,000	5,479,948
ICICI Bank Ltd., 6.375% Jr. Sub. Nts., 4/30/22[1,2]		32,516,000	33,310,171
ICICI Bank Ltd. (Dubai):
4.00% Sr. Unsec. Nts., 3/18/26[2]		10,000,000	10,057,540
4.75% Sr. Unsec. Nts., 11/25/16[2]		10,585,000	10,795,853
Industrial and Commercial Bank of China Ltd., 4.875% Sub. Nts., 9/21/25[2]		7,000,000	7,210,847
ING Bank NV, 2.75% Sr. Unsec. Nts., 3/22/21[2]		3,000,000	3,048,324
ING Groep NV, 6.50% Jr. Sub. Perpetual Bonds[1,5]		15,000,000	13,818,750
Intesa Sanpaolo SpA:
5.017% Sub. Nts., 6/26/24[2]		9,085,000	8,524,801
7.00% Jr. Sub. Perpetual Bonds[1,4,5]	EUR	5,140,000	5,596,576
7.70% Jr. Sub. Perpetual Bonds[1,2,5]		15,500,000	14,260,000
Krung Thai Bank PCL (Cayman Islands), 5.20% Sub. Nts., 12/26/24[1]		14,310,000	14,729,483
Lloyds Banking Group plc:
4.65% Sub. Nts., 3/24/26		25,000,000	24,836,775
7.00% Jr. Sub. Perpetual Bonds[1,5]	GBP	13,000,000	17,872,605
7.625% Jr. Sub. Perpetual Bonds[1,5]	GBP	8,000,000	11,146,403
NABARD, 8.19% Sr. Unsec. Nts., 6/8/18	INR	80,000,000	1,219,827
NN Group NV:
4.625% Sub. Nts., 4/8/44[1]	EUR	17,640,000	20,811,466
6.375% Sub. Nts., 5/7/27[1]	EUR	10,400,000	12,453,690
Rabobank Capital Funding Trust IV, 5.556% Jr. Sub. Perpetual Bonds[1,2,5]	GBP	8,355,000	12,241,258
Royal Bank of Scotland Group plc:
3.625% Sub. Nts., 3/25/24[1]	EUR	9,000,000	9,940,698
4.80% Sr. Unsec. Nts., 4/5/26[7]		12,000,000	12,069,720
5.125% Sub. Nts., 5/28/24		8,820,000	8,496,500
7.64% Jr. Sub. Perpetual Bonds[1,5]		3,715,000	3,631,412
Royal Bank of Scotland plc (The), 13.125% Sub. Nts., 3/19/22[1]	AUD	30,052,000	24,679,451

21    OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Commercial Banks (Continued)
Santander Issuances SAU:
3.25% Sr. Unsec. Nts., 4/4/26[4,7]	EUR	13,000,000	$14,771,265
5.179% Sub. Nts., 11/19/25		10,000,000	9,711,720
Santander UK Group Holdings plc, 4.75% Sub. Nts., 9/15/25[2]		9,070,000	8,605,571
Sberbank of Russia Via SB Capital SA, 5.50% Sub. Nts., 2/26/24[1,2]		10,340,000	9,441,040
Skandinaviska Enskilda Banken AB, 5.75% Jr. Sub. Perpetual Bonds[1,5]		7,000,000	6,802,068
Societe Generale SA:
4.25% Sub. Nts., 4/14/25[2]		5,000,000	4,824,135
6.00% Jr. Sub. Perpetual Bonds[1,2,5]		5,000,000	4,414,575
6.00% Jr. Sub. Perpetual Bonds[1,5]		8,000,000	7,058,880
7.875% Jr. Sub. Perpetual Bonds[1,2,5]		15,000,000	14,024,535
8.00% Jr. Sub. Perpetual Bonds[1,2,5]		11,765,000	11,441,462
SPCM SA, 2.875% Sr. Unsec. Nts., 6/15/23[2]	EUR	4,100,000	4,557,470
Standard Chartered Bank, 8.103% Jr. Sub. Perpetual Bonds[1,5]	GBP	3,000,000	4,343,431
Standard Chartered plc, 6.50% Jr. Sub. Perpetual Bonds[1,2,5]		5,300,000	4,661,928
State Bank of India:
6.439% Jr. Sub. Perpetual Bonds[1,5]		3,954,000	3,993,702
7.14% Jr. Sub. Perpetual Bonds[1,5]		4,400,000	4,477,282
SumitG Guaranteed Secured Obligation Issuer DAC, 2.251% Sr. Sec. Nts., 11/2/20[2]		9,270,000	9,270,612
Sumitomo Mitsui Financial Group, Inc., 3.784% Sr. Unsec. Nts., 3/9/26		15,000,000	15,468,855
Turkiye Is Bankasi, 5.375% Sr. Unsec. Nts., 10/6/21[2,7]		3,675,000	3,676,470
Turkiye Vakiflar Bankasi TAO, 6.875% Sub. Nts., 2/3/25[1,2]		4,720,000	4,664,587
UniCredit SpA, 8% Jr. Sub. Perpetual Bonds[1,5]		10,000,000	8,350,000
Wanda Properties International Co. Ltd., 7.25% Sr. Unsec. Nts., 1/29/24		10,250,000	10,664,612

			802,417,915
Diversified Financial Services—1.0%
Banco Nacional de Desenvolvimento Economico e Social, 4% Sr. Unsec. Nts., 4/14/19[2]		12,230,000	11,832,525
Berkshire Hathaway, Inc., 1.625% Sr. Unsec. Nts., 3/16/35	EUR	27,850,000	29,696,642
JPMorgan Hipotecaria su Casita, 6.47% Sec. Nts., 8/26/35[2]	MXN	34,101,099	173,692
National Savings Bank, 8.875% Sr. Unsec. Nts., 9/18/18[2]		11,135,000	11,636,075
Power Finance Corp. Ltd., 8.29% Sr. Unsec. Nts., 6/13/18	INR	180,000,000	2,738,683
Rural Electrification Corp. Ltd., 9.04% Sr. Unsec. Nts., 10/12/19	INR	250,000,000	3,891,249
Schaeffler Finance BV:
3.25% Sr. Sec. Nts., 5/15/25[2]	EUR	2,310,000	2,683,391
4.75% Sr. Sec. Nts., 5/15/23[2]		460,000	464,600

			63,116,857
Insurance—1.7%
AIA Group Ltd., 4.50% Sr. Unsec. Nts., 3/16/46[2]		13,000,000	13,254,826
Allianz SE, 4.75% Jr. Sub. Perpetual Bonds[1,5]	EUR	10,000,000	12,364,569
Assicurazioni Generali SpA:
5.50% Sub. Nts., 10/27/47[1,4]	EUR	6,000,000	7,068,407

22    OPPENHEIMER INTERNATIONAL BOND FUND

		Principal Amount	Value
Insurance (Continued)
Assicurazioni Generali SpA: (Continued)
7.75% Sub. Nts., 12/12/42[1]	EUR	4,385,000	$6,012,378
10.125% Sub. Nts., 7/10/42[1]	EUR	12,000,000	17,881,834
Aviva plc, 6.125% Jr. Sub. Perpetual Bonds[1,5]	GBP	7,465,000	10,922,196
AXA SA:
3.375% Sub. Nts., 7/6/47[1,4]	EUR	10,000,000	11,364,503
5.25% Sub. Nts., 4/16/40[1]	EUR	5,000,000	6,302,174
Cloverie plc for Zurich Insurance Co. Ltd., 5.625% Sub. Nts., 6/24/46[1,4]		5,000,000	5,154,480
Sogecap SA, 4.125% Sub. Perpetual Bonds[1,5]	EUR	5,600,000	6,116,535
Swiss Reinsurance Co. via ELM BV, 3.538% Jr. Sub. Perpetual Bonds[1,5]	AUD	13,000,000	9,793,719

			106,235,621
Real Estate Investment Trusts (REITs)—0.1%
Banco Invex SA/Hipotecaria Credito y Casa SA de CV, 6.45% Sec. Nts., 3/13/34[3,6]	MXN	27,602,566	—
Trust F/1401, 5.25% Sr. Unsec. Nts., 1/30/26[2]		3,515,000	3,497,425

			3,497,425
Real Estate Management & Development—0.1%
Groupama SA, 6.375% Sub. Perpetual Bonds[1,5]	EUR	4,000,000	4,130,927
Techem GmbH, 6.125% Sr. Sec. Nts., 10/1/19[2]	EUR	2,635,000	3,163,277

			7,294,204
Thrifts & Mortgage Finance—0.1%
Housing Development Finance Corp. Ltd.:
8.70% Sr. Sec. Nts., 4/26/18	INR	250,000,000	3,776,364
8.95% Sec. Nts., 10/19/20	INR	125,000,000	1,921,816

			5,698,180
Health Care—0.3%
Biotechnology—0.1%
Deutsche Bank AG, 6% Jr. Sub. Perpetual Bonds[1,5]	EUR	5,000,000	4,642,370
Health Care Providers & Services—0.1%
OCP SA, 4.50% Sr. Unsec. Nts., 10/22/25[2]		6,360,000	6,099,781
Pharmaceuticals—0.1%
Almirall SA, 4.625% Sr. Unsec. Nts., 4/1/21	EUR	5,295,000	6,313,798
Industrials—0.7%
Construction & Engineering—0.1%
Fideicomiso PA Pacifico Tres, 8.25% Sr. Sec. Nts., 1/15/35[2]		3,335,000	3,443,147
Odebrecht Finance Ltd., 8.25% Sr. Unsec. Nts., 4/25/18[2]	BRL	9,645,000	1,260,732

			4,703,879
Industrial Conglomerates—0.2%
CITIC Ltd., 7.875% Sub. Perpetual Bonds[1,5]		3,310,000	3,320,956
Hutchison Whampoa Europe Finance 13 Ltd., 3.75% Sub. Perpetual Bonds[1,5]	EUR	4,000,000	4,648,139

23    OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Industrial Conglomerates (Continued)
Hutchison Whampoa International 14 Ltd., 3.625% Sr. Unsec. Nts., 10/31/24[2]		$5,000,000	$5,203,705

			13,172,800
Machinery—0.0%
SKF AB, 2.375% Sr. Unsec. Nts., 10/29/20	EUR	925,000	1,125,793
Road & Rail—0.2%
Transnet SOC Ltd., 4% Sr. Unsec. Nts., 7/26/22[2]		16,530,000	15,014,183
Transportation Infrastructure—0.2%
DP World Ltd., 6.85% Sr. Unsec. Nts., 7/2/37[2]		8,445,000	8,651,565
Sydney Airport Finance Co. Pty Ltd., 3.375% Sr. Sec. Nts., 4/30/25[2]		2,395,000	2,377,071

			11,028,636
Information Technology—0.2%
Internet Software & Services—0.2%
Baidu, Inc., 4.125% Sr. Unsec. Nts., 6/30/25		13,895,000	14,544,855
Materials—2.0%
Chemicals—0.6%
Arkema SA, 4.75% Jr. Sub. Perpetual Bonds[1,5]	EUR	7,565,000	8,759,339
Crown European Holdings SA, 3.375% Sr. Unsec. Nts., 5/15/25[2]	EUR	5,000,000	5,655,090
ONGC Videsh Ltd.:
2.75% Sr. Unsec. Nts., 7/15/21	EUR	7,490,000	8,644,049
4.625% Sr. Unsec. Nts., 7/15/24		12,695,000	13,347,662

			36,406,140
Construction Materials—0.4%
Cemex SAB de CV:
4.375% Sr. Sec. Nts., 3/5/23[2]	EUR	700,000	748,738
7.75% Sr. Sec. Nts., 4/16/26[2]		6,855,000	7,059,279
Globo Comunicacao e Participacoes SA, 4.843% Sr. Unsec. Nts., 6/8/25[1,2]		5,945,000	5,363,579
HeidelbergCement Finance Luxembourg SA:
3.25% Sr. Unsec. Nts., 10/21/21	EUR	1,955,000	2,412,224
7.50% Sr. Unsec. Nts., 4/3/20	EUR	1,775,000	2,478,047
8.00% Sr. Unsec. Nts., 1/31/17	EUR	2,040,000	2,470,277
Lafarge SA, 4.75% Sr. Unsec. Nts., 9/30/20	EUR	3,205,000	4,273,515
Union Andina de Cementos SAA, 5.875% Sr. Unsec. Nts., 10/30/21[2]		1,870,000	1,879,350

			26,685,009
Containers & Packaging—0.3%
Klabin Finance SA, 5.25% Sr. Unsec. Nts., 7/16/24[2]		9,785,000	9,262,971
Smurfit Kappa Acquisitions, 4.875% Sr. Sec. Nts., 9/15/18[2]		8,535,000	8,865,731

			18,128,702
Metals & Mining—0.7%
ABJA Investment Co. Pte Ltd.:
4.95% Sr. Unsec. Nts., 5/3/23	SGD	1,250,000	804,631
5.95% Sr. Unsec. Nts., 7/31/24		1,625,000	1,520,998

24    OPPENHEIMER INTERNATIONAL BOND FUND

		Principal Amount	Value
Metals & Mining (Continued)
ArcelorMittal:
2.875% Sr. Unsec. Nts., 7/6/20	EUR	4,935,000	$5,323,298
5.50% Sr. Unsec. Nts., 2/25/17		8,650,000	8,812,187
BHP Billiton Finance USA Ltd., 6.25% Jr. Sub. Nts., 10/19/75[1,2]		5,000,000	5,050,000
Glencore Funding LLC, 4.125% Sr. Unsec. Nts., 5/30/23[2]		5,110,000	4,183,623
JSW Steel Ltd., 4.75% Sr. Unsec. Nts., 11/12/19		1,855,000	1,590,251
Metalloinvest Finance Ltd., 5.625% Unsec. Nts., 4/17/20[2]		1,250,000	1,243,468
Southern Copper Corp., 5.875% Sr. Unsec. Nts., 4/23/45		10,985,000	9,776,057
Teck Resources Ltd., 3.15% Sr. Unsec. Nts., 1/15/17		6,245,000	6,026,425

			44,330,938
Paper & Forest Products—0.0%
Metsa Board OYJ, 4% Sr. Unsec. Nts., 3/13/19	EUR	800,000	980,024
Telecommunication Services—2.7%
Diversified Telecommunication Services—1.7%
AT&T, Inc., 2.45% Sr. Unsec. Nts., 3/15/35	EUR	10,000,000	11,073,929
British Telecommunications plc:
1.75% Sr. Unsec. Nts., 3/10/26[4]	EUR	5,200,000	6,114,752
5.75% Sr. Unsec. Nts., 12/7/28	GBP	3,185,000	5,827,519
Colombia Telecomunicaciones SA ESP:
5.375% Sr. Unsec. Nts., 9/27/22[2]		2,780,000	2,530,078
8.50% Sub. Perpetual Bonds[1,2,5]		835,000	713,925
Koninklijke KPN NV, 8.375% Sr. Unsec. Nts., 10/1/30		9,438,000	12,629,327
Telecom Italia Capital SA, 7.721% Sr. Unsec. Unsub. Nts., 6/4/38		15,957,000	16,804,476
Telecom Italia SpA, 3.625% Sr. Unsec. Nts., 1/19/24[4]	EUR	5,140,000	6,178,082
Telecom Italia SpA/Milano, 7.375% Sr. Unsec. Nts., 12/15/17	GBP	5,000,000	7,791,153
Telefonica Emisiones SAU, 2.932% Sr. Unsec. Nts., 10/17/29	EUR	15,600,000	19,741,260
Telefonica Europe BV, 6.50% Jr. Sub. Perpetual Bonds[1,5]	EUR	10,000,000	12,101,077
UPC Holding BV, 6.75% Sr. Unsec. Nts., 3/15/23	EUR	1,440,000	1,776,218

			103,281,796
Wireless Telecommunication Services—1.0%
Bharti Airtel International Netherlands BV:
5.125% Sr. Unsec. Nts., 3/11/23[2]		8,880,000	9,505,880
5.35% Sr. Unsec. Nts., 5/20/24[2]		3,445,000	3,721,840
Bharti Airtel Ltd., 4.375% Sr. Unsec. Nts., 6/10/25[2]		3,000,000	3,054,285
Digicel Group Ltd., 7.125% Sr. Unsec. Nts., 4/1/22[2]		2,010,000	1,572,624
Digicel Ltd., 6.75% Sr. Unsec. Nts., 3/1/23[2]		5,015,000	4,463,350
Millicom International Cellular SA, 6% Sr. Unsec. Nts., 3/15/25[2]		6,790,000	6,323,188
Telefonica Europe BV:
5.875% Jr. Sub. Perpetual Bonds[1,5]	EUR	2,000,000	2,328,127
6.75% Jr. Sub. Perpetual Bonds[1,5]	GBP	11,565,000	16,872,490
Telekom Austria AG, 5.625% Jr. Sub. Perpetual Bonds[1,5]	EUR	7,460,000	8,940,716
VimpelCom Holdings BV, 9% Sr. Unsec. Nts., 2/13/18[2]	RUB	128,400,000	1,847,347
Wind Acquisition Finance SA, 4% Sr. Sec. Nts., 7/15/20[2]	EUR	5,695,000	6,440,221

			65,070,068

25    OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Utilities—2.1%
Electric Utilities—1.7%
EDP Finance BV:
5.25% Sr. Unsec. Nts., 1/14/21[2]		$11,585,000	$12,114,087
6.00% Sr. Unsec. Nts., 2/2/18[2]		1,945,000	2,065,007
Electricite de France SA:
5.25% Jr. Sub. Perpetual Bonds[1,2,5]		5,788,000	5,317,725
5.625% Jr. Sub. Perpetual Bonds[1,2,5]		2,915,000	2,678,156
5.875% Jr. Sub. Perpetual Bonds[1,5]	GBP	9,600,000	11,890,454
6.00% Jr. Sub. Perpetual Bonds[1,5]	GBP	12,520,000	16,462,203
Enel SpA:
5.00% Jr. Sub. Nts., 1/15/75[1]	EUR	10,075,000	12,024,375
8.75% Jr. Sub. Nts., 9/24/73[1,2]		5,000,000	5,575,000
Israel Electric Corp. Ltd., 7.25% Sr. Sec. Nts., 1/15/19[2]		18,180,000	20,183,872
National Power Corp., 5.875% Sr. Unsec. Nts., 12/19/16	PHP	665,100,000	14,764,353
Power Grid Corp. of India Ltd., 8.70% Sec. Nts., 7/15/18	INR	130,000,000	1,981,126

			105,056,358
Independent Power and Renewable Electricity Producers—0.2%
Hero Asia Investment Ltd., 2.875% Sr. Unsec. Nts., 10/3/17		3,310,000	3,343,348
Infinis plc, 7% Sr. Sec. Nts., 2/15/19	GBP	4,700,000	6,821,321

			10,164,669
Multi-Utilities—0.2%
NGG Finance plc, 4.25% Sub. Nts., 6/18/76[1]	EUR	10,305,000	12,263,289

Total Corporate Bonds and Notes (Cost $2,018,073,962)			1,934,223,379
		Shares
Common Stock—0.0%
JP Morgan International, GDR[8] (Cost $0)		868,851	—
		Principal Amount
Structured Securities—0.3%
Credit Suisse First Boston International, Moitk Total Return Linked Nts., 21%, 3/30/11[6]	RUB	220,242,600	—
Credit Suisse First Boston, Inc. (Nassau Branch), Russian Specialized Construction & Installation Administration Total Return Linked Nts., 13%, 5/24/10[6]	RUB	64,600,000	—
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds:
3.01% Sr. Sec. Nts., 4/30/25[2,9]		3,138,550	1,874,178
3.138% Sr. Sec. Nts., 4/30/25[2,9]		3,086,093	1,842,854
3.191% Sr. Sec. Nts., 4/30/25[2,9]		3,842,437	2,294,502
3.242% Sr. Sec. Nts., 4/30/25[2,9]		4,385,558	2,618,826
3.269% Sr. Sec. Nts., 4/30/25[2,9]		3,503,547	2,092,135
3.346% Sr. Sec. Nts., 4/30/25[2,9]		3,293,186	1,966,518
3.797% Sr. Sec. Nts., 4/30/25[2,9]		3,998,996	2,387,991
3.894% Sr. Sec. Nts., 4/30/25[1,2]		3,452,493	2,061,648
LB Peru Trust II Certificates, Series 1998-A, 3.795%, 2/28/166		11,734	—
Morgan Stanley, Russian Federation Total Return Linked
Bonds, Series 007, Cl. VR, 5%, 8/22/34	RUB	166,861,888	1,096,468

Total Structured Securities (Cost $36,974,567)			18,235,120

26    OPPENHEIMER INTERNATIONAL BOND FUND

	Principal Amount	Value
Short-Term Notes—2.4%
United States Treasury Bills:
0.30%, 5/12/16[9,10,11]	$75,000,000	$74,974,375
0.41%, 9/29/16[9]	75,000,000	74,858,025

Total Short-Term Notes (Cost $149,822,599)		149,832,400

			Exercise	Expiration
			Price	Date		Contracts
Exchange-Traded Option Purchased—0.0%
S&P 500 E-Mini Index Futures Put[8] (Cost $1,037,597)		USD	1,900.000	6/17/16	USD	580	524,900

	Counter-		Exercise	Expiration

	party		Price	Date		Contracts
Over-the-Counter Options Purchased—0.4%
BRL Currency Put[8]	BOA	BRL	3.920	4/6/16	BRL	294,000,000	2,058
BRL Currency Put[8]	BOA	BRL	3.998	4/5/16	BRL	399,800,000	—
BRL Currency Put[8]	BOA	BRL	3.998	4/5/16	BRL	399,800,000	—
BRL Currency Call[8]	JPM	BRL	44.400	9/6/16	BRL	225,000,000	18,816
BRL Currency Call[8]	JPM	BRL	44.400	9/6/16	BRL	225,000,000	18,816
BRL Currency Call[8]	GSG	BRL	45.500	8/18/16	BRL	175,000,000	6,191
BRL Currency Call[8]	GSG	BRL	45.500	8/18/16	BRL	175,000,000	6,191
BRL Currency Call[8]	GSG	BRL	44.000	8/25/16	BRL	132,000,000	10,794
BRL Currency Call[8]	GSG	BRL	44.000	8/25/16	BRL	132,000,000	10,794
COP Currency Call[8]	GOL	COP	3000.000	6/24/16	COP	150,000,000,000	1,800,000
COP Currency Call[8]	GOL	COP	3000.000	6/24/16	COP	150,000,000,000	1,800,000
COP Currency Call[8]	JPM	COP	3000.000	6/24/16	COP	150,000,000,000	1,800,000
COP Currency Call[8]	JPM	COP	3000.000	6/24/16	COP	150,000,000,000	1,800,000
EUR Currency Put[8]	BOA	EUR	1.070	6/9/16	EUR	150,000,000	769,026
EUR Currency Put[8]	BOA	EUR	1.070	6/9/16	EUR	150,000,000	769,026
EUR Currency Call[8]	BOA	EUR	1.100	4/29/16	EUR	5,000,000	299,831
EUR Currency Call[8]	BOA	EUR	1.100	4/29/16	EUR	5,000,000	299,831
EUR Currency Put[8]	BOA	EUR	1.090	5/17/16	EUR	200,000,000	300,000

27    OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Counter-		Exercise	Expiration

	party		Price	Date		Contracts	Value
Over-the-Counter Options Purchased (Continued)
EUR Currency Put[8]	BOA	EUR	1.090	5/17/16	EUR	200,000,000	$300,000
EUR Currency Call[8]	BOA	EUR	1.080	4/29/16	EUR	5,000,000	149,021
EUR Currency Call[8]	BOA	EUR	1.080	4/29/16	EUR	5,000,000	149,021
EUR Currency Put[8]	GSG	EUR	9.236	5/17/16	EUR	110,000,000	729,377
EUR Currency Put[8]	GSG	EUR	9.236	5/17/16	EUR	110,000,000	729,377
EUR Currency Put[8]	CITNA-B	EUR	1.070	5/3/16	EUR	100,000,000	11,200
EUR Currency Put[8]	CITNA-B	EUR	1.070	5/3/16	EUR	100,000,000	11,200
EUR Currency Call[8]	BOA	EUR	0.850	1/17/17	EUR	75,000,000	2,152,812
EUR Currency Call[8]	BOA	EUR	0.850	1/17/17	EUR	75,000,000	2,152,812
EUR Currency Put[8]	BOA	EUR	0.698	1/17/17	EUR	75,000,000	359,801
EUR Currency Put[8]	BOA	EUR	0.698	1/17/17	EUR	75,000,000	359,801
IDR Currency Put[8]	GSG	IDR	14905.000	11/24/16	IDR	745,250,000,000	745,250
IDR Currency Put[8]	GSG	IDR	14905.000	11/24/16	IDR	745,250,000,000	745,250
INR Currency Call[8]	BOA	INR	67.850	9/19/16	INR	10,177,500,000	2,340,825
INR Currency Call[8]	BOA	INR	67.850	9/19/16	INR	10,177,500,000	2,340,825
INR Currency Call[8]	CITNA-B	INR	67.250	6/17/16	INR	13,450,000,000	2,501,700
INR Currency Call[8]	CITNA-B	INR	67.250	6/17/16	INR	13,450,000,000	2,501,700
INR Currency Call[8]	BOA	INR	68.000	9/19/16	INR	10,200,000,000	2,509,200
INR Currency Call[8]	BOA	INR	68.000	9/19/16	INR	10,200,000,000	2,509,200
JPY Currency Put[8]	BOA	JPY	118.000	8/12/16	JPY	7,080,000,000	396,480
JPY Currency Put[8]	BOA	JPY	118.000	8/12/16	JPY	7,080,000,000	396,480
JPY Currency Put[8]	GSG	JPY	120.000	4/29/16	JPY	30,000,000,000	30,000
JPY Currency Put[8]	GSG	JPY	120.000	4/29/16	JPY	30,000,000,000	30,000
JPY Currency Put[8]	JPM	JPY	120.000	4/29/16	JPY	30,000,000,000	30,000

28    OPPENHEIMER INTERNATIONAL BOND FUND

	Counter-		Exercise	Expiration

	party		Price	Date		Contracts	Value
Over-the-Counter Options Purchased (Continued)
JPY Currency Put[8]	JPM	JPY	120.000	4/29/16	JPY	30,000,000,000	$30,000
JPY Currency Put[8]	BOA	JPY	125.000	8/2/16	JPY	25,000,000,000	175,000
JPY Currency Put[8]	BOA	JPY	125.000	8/2/16	JPY	25,000,000,000	175,000
JPY Currency Put[8]	CITNA-B	JPY	120.000	5/6/16	JPY	24,000,000,000	48,000
JPY Currency Put[8]	CITNA-B	JPY	120.000	5/6/16	JPY	24,000,000,000	48,000
JPY Currency Put[8]	BOA	JPY	118.000	2/23/17	JPY	35,400,000,000	4,354,200
JPY Currency Put[8]	BOA	JPY	118.000	2/23/17	JPY	35,400,000,000	4,354,200
JPY Currency Put[8]	GSG	JPY	112.500	5/23/16	JPY	11,250,000,000	1,361,250
JPY Currency Put[8]	GSG	JPY	112.500	5/23/16	JPY	11,250,000,000	1,361,250
MXN Currency Call[8]	JPM	MXN	15.060	4/11/16	MXN	753,000,000	—
MXN Currency Call[8]	JPM	MXN	15.060	4/11/16	MXN	753,000,000	—
MXN Currency Call[8]	JPM	MXN	15.060	4/11/16	MXN	753,000,000	—
MXN Currency Call[8]	JPM	MXN	15.060	4/11/16	MXN	753,000,000	—
RUB Currency Call[8]	GSG	RUB	67.000	6/22/16	RUB	6,700,000,000	3,370,100
RUB Currency Call[8]	GSG	RUB	67.000	6/22/16	RUB	6,700,000,000	3,370,100
TRY Currency Put[8]	CITNA-B	TRY	3.050	5/20/16	TRY	305,000,000	237,900

Total Over-the-Counter Options Purchased (Cost $52,888,747)							26,508,832

	Counter-	Buy/Sell	Reference		Expiration

	party	Protection	Asset	Fixed Rate	Date	Notional (000’s)
Over-the-Counter Credit Default Swaption Purchased—0.0%
Credit Default Swap maturing 6/20/21 Call[8] (Cost $2,040,934)	JPM	Buy	iTraxx Europe Senior Financials Series 25 Version 1	1.00%	6/15/16	EUR	497,500,000	$1,336,382

29    OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Counter- party	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)	Value
Over-the-Counter Interest Rate Swaptions Purchased—0.4%
Interest
Rate Swap			Three-
maturing			Month USD
1/19/19 Call[8]	BOA	Pay	BBA LIBOR	1.200%	1/17/17	$500,000	$3,461,760
Interest
Rate Swap			Three-
maturing			Month USD
1/31/19 Call[8]	BOA	Pay	BBA LIBOR	1.200	1/27/17	500,000	3,457,520
Interest
Rate Swap maturing			Three-
11/20/28			Month KRW
Call[8]	BOA	Receive	CD KSDA	3.640	11/19/18	50,000,000	60,685
Interest
Rate Swap maturing			Three-
11/23/36			Month USD
Call[8]	GSG	Receive	BBA LIBOR	3.250	11/21/16	175,000	689,283
Interest
Rate Swap maturing			Three-
12/13/26			Month USD
Call[8]	BOA	Receive	BBA LIBOR	2.115	12/9/16	150,000	2,048,334
Interest
Rate Swap			Three-
maturing			Month USD
2/1/19 Call[8]	BOA	Pay	BBA LIBOR	0.914	1/30/17	450,000	1,530,752
Interest
Rate Swap			Three-
maturing			Month USD
4/16/19 Call[8]	GSG	Pay	BBA LIBOR	1.778	4/12/16	1,000,000	5,935,190
Interest
Rate Swap			Three-
maturing			Month USD
4/29/19 Call[8]	JPM	Receive	BBA LIBOR	1.163	4/27/16	500,000	239,190
Interest
Rate Swap			Three-
maturing			Month KRW
4/30/24 Call[8]	GSG	Receive	CD KSDA	3.530	4/29/19	100,000,000	101,751
Interest
Rate Swap			Six-Month
maturing			SGD SOR
5/19/25 Call[8]	JPM	Receive	VWAP	3.170	5/15/20	100,000	1,498,672
Interest
Rate Swap			Six-Month
maturing			SGD SOR
5/19/25 Call[8]	JPM	Pay	VWAP	3.170	5/15/20	100,000	2,995,517

30    OPPENHEIMER INTERNATIONAL BOND FUND

	Counter-	Pay/Receive Floating	Floating	Fixed Expiration		Notional Amount
	party	Rate	Rate	Rate	Date	(000’s)
Over-the-Counter Interest Rate Swaptions Purchased (Continued)
Interest
Rate Swap			Six-Month
maturing			GBP BBA
5/30/33 Put[8]	BAC	Receive	LIBOR	3.990%	5/30/23	$40,415	$2,147,925
Interest
Rate Swap			Three-
maturing			Month USD
6/13/26 Call[8]	JPM	Receive	BBA LIBOR	1.998	6/9/16	200,000	696,738
Interest
Rate Swap			Six-Month
maturing			EUR
6/21/26 Call[8]	JPM	Receive	EURIBOR	0.695	6/17/16	100,000	755,110
Interest
Rate Swap			Six-Month
maturing			JPY BBA
7/29/36 Call[8]	JPM	Receive	LIBOR	0.969	7/27/16	7,000,000	21
Interest
Rate Swap			Six-Month
maturing			EUR
9/19/28 Call[8]	JPM	Receive	EURIBOR	2.758	9/17/18	100,000	1,665,673

Total Over-the-Counter Interest Rate Swaptions Purchased (Cost $33,943,698)							27,284,121

	Shares	Value
Investment Company—4.3%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.46%[12,13] (Cost $265,311,008)	265,311,008	265,311,008
Total Investments, at Value (Cost $6,403,175,543)	100.2%	6,238,590,507
Net Other Assets (Liabilities)	(0.2)	(14,257,111)

Net Assets	100.0%	$6,224,333,396

Footnotes to Consolidated Statement of Investments

1. Represents the current interest rate for a variable or increasing rate security.

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $1,292,374,378 or 20.76% of the Fund’s net assets at period end.

3. Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

4. All or a portion of this security is owned by the subsidiary. See Note 2 of the accompanying Consolidated Notes.

5. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

6. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the contractual interest rate. See Note 4 of accompanying Consolidated Notes.

7. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Consolidated Notes.

8. Non-income producing security.

9. Zero coupon bond reflects effective yield on the date of purchase.

31    OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Consolidated Statement of Investments (continued)

10. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $6,532,767. See Note 6 of the accompanying Consolidated Notes.

11. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements under certain derivative contracts. The aggregate market value of such securities is $68,441,608. See Note 6 of the accompanying Consolidated Notes.

12.	Rate shown is the 7-day yield at period end.

13. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares September 30, 2015	Gross Additions	Gross Reductions	Shares March 31, 2016
Oppenheimer Institutional Money Market Fund, Cl. E	543,275,597	1,672,724,149	1,950,688,738	265,311,008

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$265,311,008	$271,950

14. Digital option becomes eligible for exercise if at expiration date spot exchange rate 1 is greater than or equal to 1.10 USD per 1 EUR and if spot exchange rate 2 is greater than or equal to 116 JPY per 1 USD.

15. Digital option becomes eligible for exercise if at expiration date spot exchange rate 1 is less than or equal to 1.08 USD per 1 EUR and if spot exchange rate 2 is less than or equal to 119 JPY per 1 USD.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
Mexico	$743,597,776	11.9%
United Kingdom	645,790,795	10.4
Brazil	532,394,624	8.5
United States	486,500,276	7.8
France	452,051,420	7.2
India	423,060,572	6.8
Italy	381,873,718	6.1
Spain	304,638,068	4.9
Germany	169,259,164	2.7
Indonesia	152,304,956	2.4
Australia	137,094,559	2.2
Netherlands	134,980,807	2.2
Japan	120,588,369	1.9
Hungary	110,460,740	1.8
South Africa	104,495,495	1.7
Switzerland	81,438,221	1.3
Ireland	74,675,871	1.2
Poland	73,374,541	1.2
Canada	68,983,530	1.1
Turkey	67,210,975	1.1
China	64,825,627	1.0
Russia	62,423,444	1.0

32    OPPENHEIMER INTERNATIONAL BOND FUND

Geographic Holdings (Continued)	Value	Percent
Peru	$54,105,580	0.9%
Luxembourg	48,504,767	0.8
Greece	45,143,955	0.7
Colombia	44,424,161	0.7
Romania	39,900,080	0.6
Croatia	39,189,466	0.6
Sri Lanka	38,804,202	0.6
Ivory Coast	35,639,381	0.6
Kazakhstan	34,287,858	0.5
New Zealand	33,178,116	0.5
Ukraine	28,341,191	0.5
Hong Kong	23,106,670	0.4
Dominican Republic	22,288,388	0.4
Israel	22,121,579	0.4
Malaysia	21,556,534	0.3
Uruguay	19,685,075	0.3
Serbia	19,646,071	0.3
Portugal	17,884,350	0.3
Denmark	17,694,911	0.3
Panama	17,659,175	0.3
Argentina	17,654,750	0.3
Morocco	16,269,368	0.3
Thailand	16,252,397	0.3
Philippines	14,764,353	0.2
Vietnam	13,692,308	0.2
Jamaica	13,489,162	0.2
Belgium	11,774,130	0.2
Jersey, Channel Islands	11,249,157	0.2
Paraguay	11,113,400	0.2
Chile	9,168,851	0.1
Austria	8,940,716	0.1
United Arab Emirates	8,651,565	0.1
Sweden	7,927,861	0.1
Namibia	6,916,100	0.1
Eurozone	6,742,999	0.1
Cyprus	6,586,799	0.1
Zambia	5,898,250	0.1
Nigeria	5,426,194	0.1
Honduras	5,312,500	0.1
Gabon	5,022,500	0.1
Costa Rica	4,625,537	0.1
Singapore	4,494,189	0.1
Supranational	4,416,592	0.1
South Korea	3,650,257	0.1
Iraq	2,385,490	0.0
Finland	980,024	0.0

Total	$6,238,590,507	100.0%

33    OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Forward Currency Exchange Contracts as of March 31, 2016
Counter-party	Settlement Month(s)		Currency Purchased (000’s)		Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation
BAC	05/2016	JPY	4,000,000	USD	34,309	$1,279,946	$ —
BAC	05/2016	USD	5,540	EUR	5,065	—	231,522
BAC	07/2016	USD	7,775	IDR	113,724,000	—	758,951
BAC	05/2016	USD	20,781	MYR	86,410	—	1,505,317
BAC	12/2016	USD	14,332	PHP	705,000	—	846,809
BAC	04/2016	USD	116	RUB	7,700	1,298	—
BNP	04/2016	BRL	15,630	USD	4,392	—	44,887
BNP	04/2016	USD	4,238	BRL	15,630	—	109,194
BOA	04/2016	BRL	332,025	USD	87,498	4,842,748	—
BOA	02/2017	CNH	338,375	USD	50,000	1,436,412	—
BOA	04/2016	COP	66,177,000	USD	19,879	2,161,398	—
BOA	05/2016	EUR	1,140,345	USD	1,245,850	53,708,141	—
BOA	05/2016	GBP	210,204	USD	318,395	69,188	16,519,079
BOA	04/2016 - 05/2016	INR	8,431,144	USD	126,141	1,044,625	—
BOA	05/2016	JPY	39,711,335	USD	333,603	19,712,816	—
BOA	04/2016	MXN	3,522,700	USD	205,547	—	1,676,111
BOA	05/2016	NOK	1,453,160	USD	167,310	8,262,834	—
BOA	05/2016	SEK	795,770	USD	94,106	4,082,912	—
BOA	04/2016	USD	93,294	BRL	332,025	953,531	—
BOA	05/2016	USD	61,043	CAD	81,105	—	1,408,459
BOA	02/2017	USD	41,000	CNH	284,438	—	2,237,368
BOA	05/2016	USD	1,588,492	EUR	1,466,915	—	83,229,610
BOA	05/2016	USD	690,158	GBP	456,280	35,444,588	704,916
BOA	04/2016 - 09/2016	USD	180,455	INR	12,252,624	—	2,163,695
BOA	05/2016	USD	134,056	JPY	16,354,335	—	11,450,072
BOA	04/2016 - 07/2016	USD	521,357	MXN	9,159,500	2,853,560	8,356,151
BOA	05/2016	USD	30,397	NZD	47,000	—	2,008,027
BOA	04/2016	USD	11,138	PLN	43,980	—	648,195
BOA	05/2016	USD	168,350	SEK	1,380,360	—	1,970,557
CITNA-B	05/2016	AUD	43,180	USD	30,502	2,525,581	—
CITNA-B	05/2016	CAD	53,125	USD	38,328	2,578,215	—
CITNA-B	05/2016	EUR	251,170	USD	277,305	8,910,306	—
CITNA-B	05/2016	JPY	13,112,220	USD	116,566	1,041,511	947,011
CITNA-B	04/2016 - 05/2016	PLN	404,670	USD	102,033	6,352,450	—
CITNA-B	05/2016	SEK	584,590	USD	67,220	4,911,519	—
CITNA-B	06/2016	TRY	50,290	USD	17,227	332,566	—
CITNA-B	02/2017	USD	37,000	CNH	250,386	—	1,061,257
CITNA-B	05/2016	USD	105,750	EUR	95,240	—	2,776,904
CITNA-B	04/2016 - 05/2016	USD	33,979	PLN	134,160	—	1,966,122
DEU	04/2016	BRL	686,740	USD	187,378	3,613,994	—
DEU	05/2016	EUR	89,840	USD	100,051	2,325,718	—
DEU	04/2016 - 05/2016	USD	364,497	BRL	1,378,080	542,697	17,779,104
DEU	05/2016	USD	5,786	EUR	5,250	—	196,258
DEU	05/2016	USD	8,709	GBP	5,735	470,569	—
DEU	06/2016	USD	78,153	HUF	22,361,000	—	2,823,509
GSCO-OT	05/2016	AUD	42,655	USD	30,662	1,963,990	—
GSCO-OT	04/2016 - 01/2017	BRL	495,700	USD	131,868	3,544,533	954,321

34    OPPENHEIMER INTERNATIONAL BOND FUND

Forward Currency Exchange Contracts (Continued)
Counter-party	Settlement Month(s)		Currency Purchased (000’s)		Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation
GSCO-OT	05/2016	CAD	32,000	USD	23,376	$1,264,532	$ —
GSCO-OT	07/2016 - 02/2017	CNH	1,045,300	USD	163,690	383,163	3,402,794
GSCO-OT	05/2016	EUR	100,000	USD	110,729	3,223,035	—
GSCO-OT	07/2016	IDR	100,417,000	USD	7,516	18,970	—
GSCO-OT	05/2016	JPY	24,925,962	USD	214,461	7,524,516	216,679
GSCO-OT	04/2016 - 01/2017	USD	229,633	BRL	854,600	7,759,577	4,927,078
GSCO-OT	07/2016 - 02/2017	USD	221,068	CNH	1,447,580	2,706,217	3,436,594
GSCO-OT	05/2016	USD	109,406	EUR	100,000	—	4,545,863
GSCO-OT	05/2016	USD	58,395	GBP	41,865	—	1,741,336
GSCO-OT	07/2016	USD	39,775	IDR	579,647,000	—	3,720,871
GSCO-OT	05/2016	USD	83,977	JPY	9,780,000	—	3,036,444
GSCO-OT	02/2017	USD	22,500	KRW	27,317,250	—	1,254,039
GSCO-OT	05/2016	USD	19,865	MXN	350,000	—	306,039
GSCO-OT	05/2016	USD	55,714	NOK	493,000	—	3,851,336
GSCO-OT	04/2016	USD	46,557	PLN	188,440	—	3,941,851
HSBC	05/2016	AUD	7,865	USD	5,636	379,570	—
HSBC	05/2016	EUR	132,200	USD	144,461	6,186,683	—
HSBC	05/2016	GBP	43,435	USD	62,258	557,472	423,620
HSBC	05/2016	JPY	11,113,000	USD	99,688	—	814,024
HSBC	05/2016	SGD	1,160	USD	814	46,556	—
HSBC	05/2016	USD	129,485	EUR	117,955	—	4,926,310
HSBC	05/2016	USD	24,430	GBP	17,135	2,277	185,155
HSBC	05/2016	USD	16,254	INR	1,131,000	—	721,151
HSBC	05/2016	USD	1,625	SGD	2,320	—	95,469
JPM	04/2016	BRL	757,210	USD	212,765	—	2,174,605
JPM	05/2016	EUR	98,120	USD	106,182	5,633,846	—
JPM	05/2016	GBP	18,100	USD	25,547	452,984	—
JPM	05/2016	JPY	36,881,510	USD	305,964	22,168,631	—
JPM	05/2016 - 06/2018	KRW	317,969,600	USD	279,550	8,430,545	11,341,350
JPM	05/2016	NZD	50,000	USD	31,836	2,637,204	—
JPM	04/2016 - 05/2016	PLN	86,980	USD	22,424	878,174	—
JPM	04/2016	RUB	333,300	USD	4,279	680,985	—
JPM	04/2016 - 01/2017	USD	234,715	BRL	920,610	2,780,972	20,697,894
JPM	04/2016	USD	27,695	COP	94,800,000	—	3,878,266
JPM	05/2016	USD	152,141	EUR	138,350	—	5,509,756
JPM	05/2016	USD	10,046	GBP	7,065	—	102,271
JPM	05/2016	USD	67,185	INR	4,606,000	—	1,947,200
JPM	05/2016	USD	81,438	JPY	9,946,000	—	7,050,324
JPM	06/2016 - 06/2018	USD	239,767	KRW	268,569,600	11,082,375	4,891,498
JPM	04/2016 - 08/2016	USD	332,192	MXN	6,115,900	2,107,076	20,940,539
JPM	04/2016	USD	11,163	PLN	44,190	—	679,754
JPM	04/2016 - 05/2016	USD	15,711	RUB	1,184,900	—	1,813,973
JPM	06/2016	USD	70,400	TRY	214,070	—	4,346,679
JPM	04/2016 - 06/2016	USD	195,845	ZAR	3,021,860	505,882	8,001,883
JPM	04/2016	ZAR	1,510,930	USD	102,784	—	463,266
MSCO	05/2016	DKK	234,315	USD	33,687	2,144,559	—
MSCO	05/2016	EUR	46,150	USD	50,236	2,357,443	—

35    OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Forward Currency Exchange Contracts (Continued)
Counter-party	Settlement Month(s)		Currency Purchased (000’s)		Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation
MSCO	05/2016	USD	108,032	EUR	98,110	$—	$3,764,119
MSCO	05/2016	USD	36,606	GBP	25,625	116,907	320,044
MSCO	04/2016	USD	48,561	MXN	809,000	1,741,579	—
NOM	05/2016	EUR	7,825	USD	8,505	413,040	—
NOM	05/2016	GBP	5,445	USD	8,106	20,166	304,269
NOM	05/2016	USD	14,381	EUR	12,915	—	335,877
RBS	05/2016	CAD	44,650	USD	33,374	1,006,679	—
RBS	05/2016	EUR	20,090	USD	22,203	689,405	—
RBS	05/2016	GBP	28,160	USD	40,313	136,930	—
RBS	05/2016	JPY	3,362,160	USD	29,780	133,591	—
RBS	05/2016	NOK	949,060	USD	109,679	4,986,809	—
RBS	05/2016	USD	119,537	EUR	110,200	—	6,046,545
RBS	05/2016	USD	43,387	GBP	31,100	—	1,286,577
RBS	05/2016	USD	63,254	NOK	554,060	—	3,687,107
RBS	05/2016	USD	33,356	NZD	50,000	—	1,117,499
SCB	05/2016	JPY	4,474,640	USD	40,000	—	183,564
SCB	05/2016	USD	40,000	KRW	49,400,000	—	3,063,244
TDB	04/2016	BRL	618,605	USD	160,447	11,595,143	—
TDB	05/2016	CAD	97,000	USD	70,021	4,669,968	—
TDB	05/2016	EUR	100,000	USD	110,028	3,938,568	—
TDB	04/2016	MXN	709,100	USD	39,437	1,601,363	—
TDB	05/2016	USD	151,091	AUD	216,290	—	14,344,268
TDB	04/2016 - 01/2017	USD	333,867	BRL	1,265,425	1,677,587	11,542,907
TDB	05/2016	USD	136,047	CAD	184,000	—	5,634,026
TDB	05/2016	USD	114,683	EUR	106,260	—	6,402,417
TDB	05/2016	USD	17,592	GBP	11,640	871,892	—
TDB	07/2016	USD	10,586	IDR	157,460,000	—	1,230,127
TDB	04/2016 - 09/2016	USD	123,283	INR	8,433,000	—	2,556,472

Total Unrealized Appreciation and Depreciation						$300,480,517	$361,578,379

Futures Contracts as of March 31, 2016
Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)

Euro-BOBL	EUX	Sell	6/8/16	59	$8,801,542	$20,748
Euro-BTP	EUX	Sell	6/8/16	182	29,122,092	(604,924)
Euro-Bundesobligation	EUX	Sell	6/8/16	535	99,425,375	(203,335)
Euro-BUXL	EUX	Sell	6/8/16	50	9,589,083	(54,674)
Euro-OAT	EUX	Sell	6/8/16	748	134,685,845	(894,524)
United Kingdom Treasury Bonds	LIF	Sell	6/28/16	498	86,702,905	(572,889)

						$(2,309,598)

Over-the-Counter Options Written at March 31, 2016
Description	Counterparty		Exercise Price	Expiration Date	Number of Contracts	Premiums Received	Value

AUD Currency Call	BAC	JPY	85.000	5/20/16	AUD (75,000,000)	$1,070,120	$(1,493,278)

36    OPPENHEIMER INTERNATIONAL BOND FUND

Over-the-Counter Options Written (Continued)
Description	Counterparty		Exercise Price	Expiration Date	Number of Contracts		Premiums Received	Value

BRL Currency Call	BOA	BRL	3.600	4/6/16	BRL	(270,000,000)	$644,250	$(919,080)

BRL Currency Call	BOA	BRL	3.697	4/5/16	BRL	(369,650,000)	816,500	(3,072,161)

BRL Currency Put	GSG	JPY	28.000	8/25/16	BRL	(132,100,000)	1,194,652	(1,317,732)

BRL Currency Put	GSG	JPY	28.000	8/18/16	BRL	(175,000,000)	1,779,392	(1,655,471)

BRL Currency Put	GSG	JPY	25.000	9/12/16	BRL	(100,000,000)	1,006,682	(470,050)

BRL Currency Put	GSG	JPY	25.000	9/12/16	BRL	(100,000,000)	1,532,854	(470,050)

BRL Currency Put	JPM	JPY	27.000	5/24/16	BRL	(160,000,000)	1,895,451	(246,984)

BRL Currency Put	JPM	JPY	29.100	9/6/16	BRL	(225,000,000)	2,169,911	(3,255,032)

COP Currency Call	GSG	COP	2850.000	6/24/16	COP	(142,500,000,000)	533,750	(855,000)

COP Currency Put	GSG	COP	3400.000	6/24/16	COP	(170,000,000,000)	552,500	(680,000)

COP Currency Put	JPM	COP	3390.000	6/24/16	COP	(169,500,000,000)	640,050	(678,000)

COP Currency Call	JPM	COP	2850.000	6/24/16	COP	(142,500,000,000)	523,050	(855,000)

EUR Currency Put	BOA	USD	1.025	5/17/16	EUR	(200,000,000)	594,500	(1,200)

EUR Currency Call[1]	BOA	CHF	1.130	6/9/16	EUR	(75,000,000)	408,765	(94,355)

EUR Currency Put[2]	BOA	USD	1.040	7/15/16	EUR	(150,000,000)	1,560,000	(337,500)

EUR Currency Call[3]	BOA	GBP	0.795	1/17/17	EUR	(75,000,000)	1,963,304	(3,550,242)

EUR Currency Call[4]	BOA	USD	1.125	7/15/16	EUR	(150,000,000)	3,045,937	(5,266,950)

EUR Currency Put[5]	BOA	CHF	1.040	6/9/16	EUR	(150,000,000)	549,974	(255,556)

EUR Currency Call	CITNA-B	USD	1.148	5/3/16	EUR	(100,000,000)	900,788	(873,100)

EUR Currency Call	CITNA-B	JPY	126.400	6/10/16	EUR	(100,000,000)	2,424,364	(2,792,492)

EUR Currency Call	GSG	MXN	20.300	6/1/16	EUR	(75,000,000)	1,789,374	(1,307,730)

EUR Currency Call	GSG	AUD	1.490	6/9/16	EUR	(75,000,000)	2,280,323	(1,861,502)

EUR Currency Call	GSG	NOK	9.983	5/17/16	EUR	(110,000,000)	1,106,578	(230,566)

EUR Currency Call	GSG	USD	1.125	4/12/16	EUR	(100,000,000)	598,047	(1,651,400)

EUR Currency Call	JPM	MXN	20.500	6/10/16	EUR	(75,000,000)	1,797,206	(1,283,773)

EUR Currency Call	RBS	JPY	126.500	6/10/16	EUR	(50,000,000)	1,240,048	(1,366,200)

INR Currency Call	BOA	INR	65.500	9/19/16	INR	(9,825,000,000)	700,350	(609,150)

INR Currency Put	BOA	INR	71.000	9/19/16	INR	(10,650,000,000)	1,681,051	(1,565,550)

INR Currency Put	BOA	INR	72.000	9/19/16	INR	(10,800,000,000)	1,335,000	(1,220,400)

INR Currency Call	BOA	INR	66.000	9/19/16	INR	(9,900,000,000)	895,500	(821,700)

INR Currency Call	CITNA-B	INR	65.000	6/17/16	INR	(13,000,000,000)	464,000	(377,000)

JPY Currency Put	BOA	JPY	122.000	2/23/17	JPY	(36,600,000,000)	3,830,999	(2,671,800)

JPY Currency Call	BOA	JPY	110.000	5/23/16	JPY	(8,250,000,000)	1,379,175	(519,750)

JPY Currency Put	BOA	JPY	123.000	8/12/16	JPY	(7,380,000,000)	426,000	(125,460)

JPY Currency Call	BOA	JPY	112.550	4/14/16	JPY	(11,255,000,000)	1,093,000	(810,360)

JPY Currency Put	GSG	JPY	117.000	5/23/16	JPY	(11,700,000,000)	820,000	(257,400)

JPY Currency Call	GSG	JPY	112.280	4/14/16	JPY	(5,614,000,000)	552,250	(325,612)

JPY Currency Call	GSG	JPY	108.980	5/23/16	JPY	(10,898,000,000)	1,450,001	(512,206)

JPY Currency Call	JPM	KRW	11.500	5/27/16	JPY	(11,000,000,000)	1,920,029	(86,358)

MXN Currency Put[6]	GSG	MXN	17.900	3/24/17	MXN	(1,342,500,000)	2,321,250	(2,182,905)

MXN Currency Put[7]	GSG	MXN	18.000	3/17/17	MXN	(1,800,000,000)	3,592,500	(2,599,200)

NZD Currency Call[8]	GSG	USD	0.675	7/27/16	NZD	(150,000,000)	2,369,250	(4,147,200)

Portuguese Republic Bonds Put	JPM	EUR	97.000	7/15/16	EUR	(50,000,000)	906,768	(465,183)

Portuguese Republic Bonds Put	JPM	EUR	98.100	7/11/16	EUR	(50,000,000)	743,499	(614,296)

RUB Currency Put	GSG	RUB	75.000	6/22/16	RUB	(7,500,000,000)	2,025,000	(1,635,000)

RUB Currency Call	GSG	RUB	62.500	6/22/16	RUB	(6,250,000,000)	1,246,500	(1,225,000)

TRY Currency Put	CITNA-B	TRY	3.200	5/20/16	TRY	(320,000,000)	1,010,000	(24,320)

ZAR Currency Call	BOA	ZAR	15.220	5/20/16	ZAR	(380,500,000)	702,250	(1,105,353)

ZAR Currency Put	BOA	ZAR	15.220	5/20/16	ZAR	(380,500,000)	1,123,250	(472,961)

37    OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Over-the-Counter Options Written (Continued)
Description	Counterparty		Exercise Price	Expiration Date	Number of Contracts		Premiums Received	Value

ZAR Currency Put	CITNA-B	ZAR	15.200	5/20/16	ZAR	(380,000,000)	$893,750	$(483,740)

ZAR Currency Call	CITNA-B	ZAR	15.200	5/20/16	ZAR	(380,000,000)	893,750	(1,082,240)

Total of Over-the-Counter Options Written							$68,993,492	$(62,780,548)

1. Knock-in option becomes eligible for exercise if at any time spot rates are greater than or equal to 1.16 CHF per 1 EUR.

2. Knock-in option becomes eligible for exercise if at any time spot rates are less than or equal to 1.02 USD per 1 EUR.

3. Knock-in option becomes eligible for exercise if at any time spot rates are greater than or equal to .85050 GBP per 1 EUR.

4. Knock-in option becomes eligible for exercise if at any time spot rates are greater than or equal to 1.15 USD per 1 EUR.

5. Knock-in option becomes eligible for exercise if at any time spot rates are less than or equal to 1.01 CHF per 1 EUR.

6. Knock-out option becomes ineligible for exercise if at any time spot rates are less than or equal to 16.70 MXN per 1 USD.

7. Knock-out option becomes ineligible for exercise if at any time spot rates are less than or equal to 16.75 MXN per 1 USD.

8. Knock-out option becomes ineligible for exercise if at any time spot rates are less than or equal to 0.6405 USD per 1 NZD.

Centrally Cleared Credit Default Swaps at March 31, 2016
Reference Asset	Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received/(Paid)	Value

CDX.EM 25	Buy	1.000%	6/20/21	USD	10,000	$(863,111)	$858,350

CDX.EM 25	Buy	1.000	6/20/21	USD	37,245	(3,523,791)	3,202,646

CDX.EM 25	Buy	1.000	6/20/21	USD	31,000	(2,714,222)	2,666,897

Total Centrally Cleared Credit Default Swaps						$(7,101,124)	$6,727,893

Over-the-Counter Credit Default Swaps at March 31, 2016
Reference Asset	Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received/(Paid)	Value

Alpha Bank AE	BAC	Buy	5.000	3/20/17 EUR	5,335	$(626,176)	$598,211

Banco Bilbao Vizcaya Argentaria Sociedad Anonima	UBS	Sell	3.000	12/20/17 EUR	4,405	171,759	204,625

Banco Bilbao Vizcaya Argentaria Sociedad Anonima	UBS	Sell	3.000	12/20/17 EUR	4,405	171,759	204,625

Banco Santander SA	BAC	Sell	3.000	9/20/17 EUR	20,000	(72,359)	800,381

Banco Santander SA	BOA	Sell	3.000	12/20/17 EUR	5,000	(106,178)	227,815

Banco Santander SA	UBS	Sell	3.000	9/20/17 EUR	8,850	(31,905)	354,169

Federative Republic of Brazil	BNP	Buy	1.000	6/20/21 USD	6,680	(892,773)	779,323

Federative Republic of Brazil	BNP	Buy	1.000	12/20/17 USD	50,000	(975,740)	296,283

Federative Republic of Brazil	BNP	Buy	1.000	12/20/17 USD	25,000	(531,654)	148,141

38    OPPENHEIMER INTERNATIONAL BOND FUND

Over-the-Counter Credit Default Swaps (Continued)
Reference Asset	Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received/(Paid)	Value

Federative Republic of Brazil	BNP	Buy	1.000%	12/20/17 USD	75,000	$(1,570,342)	$444,424

Federative Republic of Brazil	BNP	Buy	1.000	12/20/20 USD	6,675	(1,058,970)	661,079

Federative Republic of Brazil	BNP	Sell	1.000	12/20/17 USD	25,000	960,638	(148,141)

Federative Republic of Brazil	BNP	Sell	1.000	6/20/21 USD	75,000	9,145,538	(8,749,885)

Federative Republic of Brazil	BNP	Sell	1.000	12/20/18 USD	10,265	812,157	(290,123)

Federative Republic of Brazil	DEU	Sell	1.000	12/20/17 USD	15,000	557,015	(88,885)

Federative Republic of Brazil	DEU	Buy	1.000	12/20/17 USD	50,000	(1,080,723)	296,283

Hellenic Republic	BAC	Sell	1.000	3/20/20 USD	3,090	1,174,372	(911,242)

Hellenic Republic	BAC	Sell	1.000	3/20/20 USD	3,090	1,097,122	(911,242)

Hellenic Republic	GSG	Sell	1.000	3/20/20 USD	5,000	1,950,556	(1,474,502)

Hellenic Republic	GSG	Sell	1.000	9/20/20 USD	20,000	7,000,000	(6,284,343)

Hellenic Republic	GSG	Sell	1.000	6/20/17 USD	10,000	1,501,111	(1,592,592)

ICICI Bank Ltd.	GSG	Sell	1.000	12/20/19 USD	10,000	359,971	(171,061)

Kingdom of Spain	GSG	Buy	1.000	12/20/20 USD	50,000	(54,790)	(226,140)

Kingdom of Spain	GSG	Buy	1.000	6/20/20 USD	50,000	70,615	(326,376)

Kingdom of Spain	GSG	Buy	1.000	6/20/20 USD	50,000	47,068	(326,376)

Malaysia	BAC	Buy	1.000	12/20/20 USD	6,855	(481,199)	125,577

Malaysia	BNP	Buy	1.000	12/20/20 USD	6,445	(328,478)	118,066

Malaysia	BNP	Buy	1.000	12/20/20 USD	6,445	(257,865)	118,066

Malaysia	BOA	Buy	1.000	12/20/20 USD	6,915	(369,675)	126,676

Malaysia	BOA	Buy	1.000	12/20/20 USD	3,430	(237,809)	62,834

Malaysia	BOA	Buy	1.000	12/20/20 USD	7,065	(369,590)	129,424

Malaysia	BOA	Buy	1.000	12/20/20 USD	6,855	(469,331)	125,577

Malaysia	MOS-A	Buy	1.000	12/20/20 USD	6,910	(436,947)	126,584

People’s Republic of China	BAC	Sell	1.000	12/20/20 USD	10,000	84,987	(75,846)

People’s Republic of China	BNP	Sell	1.000	12/20/20 USD	10,000	58,954	(75,846)

People’s Republic of China	BNP	Sell	1.000	12/20/20 USD	10,000	129,837	(75,846)

People’s Republic of China	GSG	Sell	1.000	6/20/20 USD	75,000	(519,283)	(283,760)

Portuguese Republic	GSG	Buy	1.000	12/20/17 USD	25,000	(354,145)	218,210

Portuguese Republic	GSG	Buy	1.000	12/20/17 USD	25,000	(705,360)	218,210

Portuguese Republic	GSG	Buy	1.000	12/20/17 USD	25,000	(720,209)	218,210

Republic of Colombia	BOA	Buy	1.000	6/20/21 USD	10,000	(537,404)	544,532

Republic of Colombia	BOA	Buy	1.000	6/20/21 USD	10,000	(597,341)	544,532

Republic of Colombia	CITNA-B	Buy	1.000	6/20/21 USD	10,000	(550,507)	543,149

39    OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Over-the-Counter Credit Default Swaps (Continued)
Reference Asset	Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received/(Paid)	Value

Republic of Indonesia	BAC	Buy	1.000%	12/20/20 USD	6,855	$(584,765)	$249,913

Republic of Indonesia	BAC	Buy	1.000	12/20/20 USD	7,235	(466,961)	263,767

Republic of Indonesia	BNP	Buy	1.000	12/20/20 USD	6,855	(591,941)	249,913

Republic of Indonesia	BNP	Buy	1.000	12/20/20 USD	12,890	(794,162)	469,932

Republic of Indonesia	BNP	Buy	1.000	6/20/21 USD	15,000	(758,631)	703,933

Republic of Indonesia	BNP	Buy	1.000	9/20/20 USD	9,620	(677,203)	296,467

Republic of Indonesia	BOA	Buy	1.000	9/20/20 USD	16,035	(1,115,327)	494,163

Republic of Italy	GSG	Sell	1.000	12/20/20 USD	50,000	250,887	(528,595)

Republic of Peru	BAC	Buy	1.000	12/20/20 USD	5,000	(282,394)	110,081

Republic of Peru	BNP	Buy	1.000	12/20/20 USD	5,000	(258,189)	110,081

Republic of Peru	BNP	Buy	1.000	12/20/20 USD	11,175	(319,257)	246,032

Republic of Peru	GSG	Buy	1.000	12/20/20 USD	5,000	(242,781)	110,081

Republic of Peru	GSG	Buy	1.000	12/20/20 USD	5,000	(249,767)	110,081

Republic of Peru	GSG	Buy	1.000	12/20/20 USD	10,000	(516,378)	220,163

Republic of Peru	GSG	Buy	1.000	12/20/20 USD	5,000	(249,340)	110,081

Republic of South Africa	BOA	Buy	1.000	12/20/20 USD	22,500	(2,358,454)	1,751,265

Republic of South Africa	HSBC	Buy	1.000	12/20/20 USD	22,500	(2,589,911)	1,751,265

Republic of South Africa	HSBC	Buy	1.000	6/20/21 USD	10,000	(1,004,694)	913,629

Republic of South Africa	HSBC	Buy	1.000	12/20/20 USD	10,000	(1,148,340)	778,340

Republic of Turkey	BNP	Buy	1.000	6/20/21 USD	10,000	(753,378)	728,364

Republic of Turkey	GSG	Buy	1.000	12/20/20 USD	32,219	(3,071,303)	1,972,960

Republic of Turkey	HSBC	Buy	1.000	12/20/20 USD	6,105	(587,330)	373,845

Republic of Turkey	MOS-A	Buy	1.000	12/20/20 USD	9,715	(894,840)	594,907

Republic of Turkey	MOS-A	Buy	1.000	9/20/20 USD	16,096	(1,256,346)	884,330

Russian Federation	BNP	Buy	1.000	12/20/20 USD	6,915	(738,227)	498,109

Russian Federation	GSG	Buy	1.000	6/20/21 USD	10,000	(891,141)	849,810

Russian Federation	GSG	Buy	1.000	6/20/21 USD	10,000	(859,857)	848,279

Russian Federation	GSG	Buy	1.000	12/20/20 USD	15,000	(1,361,482)	1,080,498

Russian Federation	GSG	Buy	1.000	12/20/20 USD	10,000	(1,008,423)	720,332

Russian Federation	GSG	Buy	1.000	12/20/20 USD	10,000	(880,556)	720,332

Russian Federation	HSBC	Buy	1.000	12/20/20 USD	10,000	(990,731)	720,332

Russian Federation	HSBC	Buy	1.000	12/20/20 USD	10,000	(970,053)	720,332

State Bank of India	BNP	Sell	1.000	9/20/19 USD	13,035	537,811	(89,979)

Telefonica SA	UBS	Sell	1.000	9/20/17 EUR	5,000	627,078	44,430

40    OPPENHEIMER INTERNATIONAL BOND FUND

Over-the-Counter Credit Default Swaps (Continued)
Reference Asset	Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received/(Paid)	Value

United Mexican
States	BNP	Buy	1.000%	6/20/21 USD	10,000	$ (293,178)	$299,889

Total Over-the-Counter Credit Default Swaps						$ (15,992,858)	$5,600,162

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)		Amount Recoverable*		Reference Asset Rating Range**

Investment Grade Single	$23,035,000		$—		BBB-
Name Corporate Debt
Investment Grade Single	47,660,000	EUR	—	EUR	BBB- to BBB
Name Corporate Debt
Investment Grade	155,000,000		—		BBB+ to AA-
Sovereign Debt
Non-Investment Grade					B- to BB+
Sovereign Debt	166,445,000		213,355,000

Total USD	$344,480,000		$213,355,000

Total EUR	47,660,000	EUR	—	EUR

*The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

**The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

Over-the-Counter Currency Swap at March 31, 2016
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount Currency Received (000’s)	Notional Amount Currency Delivered (000’s)		Premiums Received / (Paid)	Value
		Six-Month
		USD BBA
BAC	Pay	LIBOR	7.150%	1/28/19	INR 1,567,863		INR 25,000	$10,739	$(118,095)

Centrally Cleared Interest Rate Swaps at March 31, 2016
Counterparty	Pay/Receive Floating Rate	Floating Rate		Fixed Rate	Maturity Date	Notional Amount (000’s)			Value
		Six-Month JPY
BAC	Receive	BBA LIBOR		1.445%	11/10/35	JPY	5,000,000		$(8,290,870)
		Three-Month ZAR
BAC	Pay	JIBAR SAFEX		7.720	3/11/18	ZAR	910,000		47,791
		Three-Month ZAR
BAC	Receive	JIBAR SAFEX		8.740	3/11/26	ZAR	250,000		(101,072)

41    OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Centrally Cleared Interest Rate Swaps (Continued)

	Pay/Receive Floating Rate
		Floating Rate	Fixed Rate	Maturity	Notional Amount
Counterparty				Date	(000’s)		Value

		Three-Month USD
BAC	Receive	BBA LIBOR	1.151%	2/18/21	USD	205,000	$(59,528)

		Three-Month AUD
BOA	Pay	BBR BBSW	2.080	3/4/19	AUD	172,000	76,685

		Three-Month USD
BOA	Pay	BBA LIBOR	1.609	2/24/26	USD	10,500	9,556

		Six-Month JPY
BOA	Receive	BBA LIBOR	0.625	4/4/46	JPY	1,000,000	(77,904)

		Six-Month
BOA	Pay	JPY BBA LIBOR	0.515	4/4/36	JPY	1,450,000	46,811

		Three-Month AUD
BOA	Pay	BBR BBSW	2.155	3/9/19	AUD	171,000	348,085

Three-Month AUD
BOA	Pay	BBR BBSW	2.140	3/10/19	AUD	257,000	446,985

Three-Month CAD
BOA	Pay	BA CDOR	0.685	2/4/18	CAD	500,800	(1,409,770)

Three-Month CAD
BOA	Receive	BA CDOR	0.910	2/4/21	CAD	202,300	377,914

Three-Month CAD
BOA	Pay	BA CDOR	0.810	3/2/18	CAD	806,000	(332,416)

Six-Month PLN
DEU	Pay	WIBOR WIBO	2.310	1/15/26	PLN	43,000	111,160

Three-Month ZAR
DEU	Pay	JIBAR SAFEX	7.720	3/11/18	ZAR	825,000	43,327

Three-Month ZAR
DEU	Receive	JIBAR SAFEX	8.740	3/11/26	ZAR	225,000	(90,965)

Six-Month PLN
DEU	Receive	WIBOR WIBO	1.820	1/15/21	PLN	81,000	(46,039)

Three-Month USD
DEU	Receive	BBA LIBOR	1.625	2/6/26	USD	10,600	(8,941)

Six-Month PLN
GSG	Pay	WIBOR WIBO	1.538	1/15/19	PLN	170,000	(85,008)

Three-Month USD
GSG	Receive	BBA LIBOR	2.396	10/29/24	USD	6,660	(525,277)

Three-Month USD
JPM	Receive	BBA LIBOR	2.399	10/29/24	USD	6,190	(489,791)

MXN TIIE
JPM	Receive	BANXICO	4.710	3/2/18	MXN	910,000	(150,122)

MXN TIIE
JPM	Pay	BANXICO	4.600	3/30/18	MXN	900,000	(1,354)

Six-Month PLN
JPM	Pay	WIBOR WIBO	2.315	1/15/26	PLN	90,200	244,106

MXN TIIE
JPM	Pay	BANXICO	6.260	2/20/26	MXN	220,000	197,941

Three-Month USD
JPM	Receive	BBA LIBOR	1.637	2/22/26	USD	16,000	(29,174)

Total Centrally Cleared Interest Rate Swaps							$(9,747,870)

42    OPPENHEIMER INTERNATIONAL BOND FUND

Over-the-Counter Interest Rate Swaps at March 31, 2016
	Pay/Receive Floating Rate
		Floating Rate	Fixed Rate	Maturity	Notional Amount
Counterparty				Date	(000’s)		Value

MXN TIIE
BAC	Pay	BANXICO	3.795%	11/17/16	MXN	1,680,000	$(306,973)

MXN TIIE
BAC	Pay	BANXICO	3.825	12/16/16	MXN	1,710,600	(349,547)

BOA	Pay	BZDI	16.260	1/2/19	BRL	250,000	3,069,134

Three-Month MYR
BOA	Pay	KLIBOR BNM	3.895	2/3/21	MYR	141,000	365,211

Three-Month CNY
BOA	Pay	CNREPOFIX=CFXS	2.420	3/21/21	CNY	350,000	(189,138)

BOA	Pay	BZDI	16.050	1/2/18	BRL	313,500	2,903,120

Six-Month INR
FBIL MIBOR OIS
BOA	Pay	Compound	6.540	3/2/21	INR	4,035,000	378,418

One-Time INR
MIBOR OIS
BOA	Receive	Compound	6.720	3/2/17	INR	18,000,000	(516,373)

Six-Month INR
FBIL MIBOR OIS
BOA	Pay	Compound	6.760	2/24/21	INR	4,050,000	961,189

MXN TIIE
BOA	Pay	BANXICO	4.600	3/30/18	MXN	1,350,000	(116)

One-Time INR
MIBOR OIS
BOA	Receive	Compound	6.935	2/24/17	INR	17,800,000	(1,006,399)

BOA	Pay	BZDI	14.460	1/2/25	BRL	130,000	267,621

Three-Month MYR
BOA	Pay	KLIBOR BNM	3.715	2/12/21	MYR	140,000	80,680

MXN TIIE
DEU	Pay	BANXICO	6.025	2/6/26	MXN	230,000	(38,697)

Three-Month
COP IBR OIS
GSG	Pay	Compound	6.370	3/10/19	COP	120,000,000	75,692

MXN TIIE
GSG	Receive	BANXICO	4.705	3/1/18	MXN	920,000	(148,211)

Three-Month MYR
GSG	Receive	KLIBOR BNM	3.760	3/17/21	MYR	440,000	(498,770)

Six-Month PLN
GSG	Pay	WIBOR WIBO	1.860	5/20/20	PLN	200,000	827,661

MXN TIIE
GSG	Pay	BANXICO	3.815	12/15/16	MXN	1,730,000	(362,015)

Six-Month CLP
GSG	Pay	TNA	4.350	1/14/21	CLP	23,500,000	371,394

MXN TIIE
GSG	Pay	BANXICO	6.200	3/19/26	MXN	230,000	130,092

MXN TIIE
HSBC	Receive	BANXICO	5.180	4/13/20	MXN	382,000	(101,486)

Three-Month
COP IBR OIS
JPM	Pay	Compound	6.090	10/29/24	COP	15,470,000	(259,326)

Three-Month KRW
JPM	Receive	CD KSDA	3.080	6/10/18	KRW	132,000,000	(3,806,436)

43    OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Over-the-Counter Interest Rate Swaps (Continued)

	Pay/Receive Floating Rate
		Floating Rate	Fixed Rate	Maturity	Notional Amount
Counterparty				Date	(000’s)		Value

Three-Month
COP IBR OIS
JPM	Pay	Compound	6.590%	3/4/19	COP	116,000,000	$326,713

Six-Month CLP
JPM	Pay	TNA	3.850	2/2/18	CLP	37,200,000	(35,237)

MXN TIIE
JPM	Receive	BANXICO	5.185	4/9/20	MXN	350,000	(95,452)

MXN TIIE
JPM	Pay	BANXICO	5.947	2/6/26	MXN	340,000	(175,125)

JPM	Pay	BZDI	16.050	1/2/18	BRL	317,000	2,935,531

Three-Month
COP IBR OIS
JPM	Pay	Compound	5.790	2/10/25	COP	32,000,000	(781,998)

MXN TIIE
JPM	Receive	BANXICO	5.230	4/7/20	MXN	320,000	(122,205)

Three-Month
COP IBR OIS
MOS-A	Pay	Compound	6.090	10/29/24	COP	15,940,000	(267,204)

MXN TIIE
SIB	Pay	BANXICO	6.060	2/10/26	MXN	220,000	(5,274)

SIB	Pay	BZDI	14.670	1/2/25	BRL	62,500	199,809

SIB	Receive	BZDI	14.450	1/4/21	BRL	77,500	(262,228)

SIB	Receive	BZDI	14.400	1/4/21	BRL	70,000	(213,580)

SIB	Pay	BZDI	14.700	1/2/25	BRL	55,000	185,281

Total Over-the-Counter Interest Rate Swaps							$3,535,756

Over-the-Counter Credit Default Swaptions Written at March 31, 2016

Description	Counter- party	Buy/Sell Protection	Reference Asset	Fixed Rate	Expiration Date	Notional Amount (000’s)	Premiums Received	Value
iTraxx
Europe
Senior
Credit Default Swap			Financials
maturing 6/20/21			Series 25
Call	JPM	Sell	Version 1	1.000%	6/15/16	174,125	$932,594	$(547,099)

iTraxx
Europe
Senior
Credit Default Swap			Financials
maturing 6/20/21			Series 25
Call	JPM	Sell	Version 1	5.000	6/15/16	50,000	603,962	(579,800)

iTraxx
Europe
Senior
Credit Default Swap			Financials
maturing 6/20/21			Series 25
Call	JPM	Sell	Version 1	5.000	6/15/16	50,000	267,794	(299,392)

44    OPPENHEIMER INTERNATIONAL BOND FUND

Over-the-Counter Credit Default Swaptions Written (Continued)

Description	Counter- party	Buy/Sell Protection	Reference Asset	Fixed Rate	Expiration Date	Notional Amount (000’s)	Premiums Received	Value

iTraxx
Europe
Senior
Credit Default Swap			Financials
maturing 6/20/21			Series 25
Call	JPM	Sell	Version 1	1.000%	6/15/16	497,500	$850,389	$(498,909)

Total of Over-the-Counter Credit Default Swaptions Written							$2,654,739	$(1,925,200)

Over-the-Counter Interest Rate Swaptions Written at March 31, 2016

Description	Counter- party	Floating Rate	Pay/ Receive Floating Rate	Fixed Rate		Notional Amount (000’s)		Premiums Received	Value

Three-
Month
Interest Rate Swap			AUD BBR
maturing 5/17/19 Call	BOA	Pay	BBSW	2.193%	5/16/16	AUD	150,000	$332,344	$(166,360)

Three-
Month
Interest Rate Swap			AUD BBR
maturing 5/17/19 Call	BOA	Receive	BBSW	1.993	5/16/16	AUD	150,000	337,661	(162,491)

Three-
Month
Interest Rate Swap			AUD BBR
maturing 5/19/19 Call	BOA	Pay	BBSW	2.173	5/18/16	AUD	100,000	219,770	(122,029)

			Three-
			Month
Interest Rate Swap			USD BBA
maturing 1/31/19 Call	BOA	Receive	LIBOR	1.000	1/27/17	USD	500,000	1,500,000	(2,170,650)

Three-
Month
Interest Rate Swap			USD BBA
maturing 1/31/19 Call	BOA	Receive	LIBOR	0.800	1/27/17	USD	500,000	1,000,000	(1,140,745)

Three-
Month
Interest Rate Swap			USD BBA
maturing 2/1/27 Call	BOA	Receive	LIBOR	1.620	1/30/17	USD	100,000	1,500,000	(1,852,557)

Three-
Month
Interest Rate Swap			AUD BBR
maturing 5/19/19 Call	BOA	Receive	BBSW	1.973	5/18/16	AUD	100,000	223,344	(33,707)

Three-
Month
Interest Rate Swap			CAD BA
maturing 6/8/21 Call	BOA	Receive	CDOR	0.850	6/8/16	CAD	150,000	573,395	(316,368)

Three-
Month
Interest Rate Swap			USD BBA
maturing 12/13/26 Call	BOA	Pay	LIBOR	2.415	12/9/16	USD	150,000	1,380,000	(1,221,891)

45    OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Over-the-Counter Interest Rate Swaptions Written (Continued)

		Pay/
		Receive
	Counter-	Floating	Floating	Fixed			Notional	Premiums
Description	party	Rate	Rate	Rate		Amount (000’s)		Received	Value
Three-
Month
Interest Rate Swap			USD BBA
maturing 12/13/26 Call	BOA	Pay	LIBOR	2.715%	12/9/16	USD	150,000	$ 675,000	$(721,680)

Three-
Month
Interest Rate Swap			CAD BA
maturing 8/19/21 Call	BOA	Pay	CDOR	1.003	8/19/16	CAD	150,000	888,985	(1,099,984)

Three-
Month
Interest Rate Swap			CAD BA
maturing 8/19/21 Call	BOA	Receive	CDOR	0.903	8/19/16	CAD	150,000	1,138,335	(705,217)

Three-
Month
Interest Rate Swap			CAD BA
maturing 6/8/21 Call	BOA	Pay	CDOR	1.050	6/8/16	CAD	150,000	573,394	(588,784)

Three-
Month
Interest Rate Swap			USD BBA
maturing 1/19/19 Call	BOA	Receive	LIBOR	1.000	1/17/17	USD	500,000	1,600,000	(2,164,220)

Three-
Month
Interest Rate Swap			USD BBA
maturing 1/19/19 Call	BOA	Receive	LIBOR	0.800	1/17/17	USD	500,000	1,100,000	(1,128,880)

Interest Rate Swap			MXN TIIE
maturing 7/30/26 Call	BOA	Pay	BANXICO	7.000	8/10/16	MXN	1,000,000	2,288,203	(140,375)

Three-
Month
Interest Rate Swap			CAD BA
maturing 7/22/21 Call	BOA	Pay	CDOR	1.108	7/22/16	CAD	150,000	1,029,506	(704,410)

Three-
Month
Interest Rate Swap			CAD BA
maturing 6/30/21 Call	BOA	Pay	CDOR	1.015	6/30/16	CAD	150,000	753,798	(752,446)

Three-
Month
Interest Rate Swap			CAD BA
maturing 6/30/21 Call	BOA	Receive	CDOR	1.015	6/30/16	CAD	150,000	753,798	(807,670)

Three-
Month
Interest Rate Swap			CAD BA
maturing 7/22/21 Call	BOA	Receive	CDOR	1.108	7/22/16	CAD	150,000	1,029,505	(1,252,241)

Six-
Month
PLN
Interest Rate Swap			WIBOR
maturing 6/10/21 Call	GSG	Receive	WIBO	1.780	6/8/16	PLN	200,000	357,549	(343,861)

46    OPPENHEIMER INTERNATIONAL BOND FUND

Over-the-Counter Interest Rate Swaptions Written (Continued)

		Pay/
		Receive
	Counter-	Floating	Floating	Fixed			Notional	Premiums
Description	party	Rate	Rate	Rate		Amount (000’s)		Received	Value

Six-
Month
Interest Rate Swap			EUR
maturing 6/7/47 Call	GSG	Pay	EURIBOR	1.810%	6/5/17	EUR	100,000	$ 5,753,820	$(1,457,874)

Six-
Month
PLN
Interest Rate Swap			WIBOR
maturing 6/10/21 Call	GSG	Pay	WIBO	1.780	6/8/16	PLN	200,000	357,548	(452,079)

Six-
Month
Interest Rate Swap			EUR
maturing 6/7/47 Call	GSG	Receive	EURIBOR	1.810	6/5/17	EUR	100,000	5,753,820	(9,799,611)

Three-
Month
Interest Rate Swap			USD BBA
maturing 4/16/19 Call	GSG	Receive	LIBOR	1.568	4/12/16	USD	2,000,000	2,500,000	(7,787,080)

Three-
Month
Interest Rate Swap			KRW CD
maturing 4/30/24 Call	GSG	Pay	KSDA	4.530	4/29/19	KRW	100,000,000	579,626	(30,517)

Six-
Month
Interest Rate Swap			JPY BBA
maturing 6/20/36 Call	JPM	Pay	LIBOR	0.580	6/16/16	JPY	5,000,000	871,019	(61,192)

Six-
Month
Interest Rate Swap			JPY BBA
maturing 6/28/36 Call	JPM	Pay	LIBOR	0.495	6/24/16	JPY	5,000,000	878,828	(335,382)

Three-
Month
SEK
Interest Rate Swap			STIBOR
maturing 6/27/21 Call	JPM	Receive	SIDE	0.370	6/22/16	SEK	750,000	415,030	(416,794)

Three-
Month
Interest Rate Swap			KRW CD
maturing 2/12/29 Call	JPM	Pay	KSDA	4.610	2/11/19	KRW	100,000,000	1,026,886	(42,441)

Three-
Month
SEK
Interest Rate Swap			STIBOR
maturing 6/27/21 Call	JPM	Pay	SIDE	0.370	6/22/16	SEK	750,000	415,030	(423,774)

Six-
Month
Interest Rate Swap			JPY BBA
maturing 7/29/36 Call	JPM	Pay	LIBOR	1.069	7/27/16	JPY	7,000,000	672,085	(1)

Six-
Month
Interest Rate Swap			JPY BBA
maturing 7/29/36 Call	JPM	Pay	LIBOR	1.169	7/27/16	JPY	7,000,000	424,474	—

47    OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Over-the-Counter Interest Rate Swaptions Written (Continued)

		Pay/
		Receive
	Counter-	Floating	Floating	Fixed			Notional	Premiums
Description	party	Rate	Rate	Rate		Amount (000’s)		Received	Value

Six-
Month
Interest Rate Swap			EUR
maturing 9/19/28 Call	JPM	Receive	EURIBOR	0.758%	9/17/18	EUR	150,000	$2,016,247	$(4,364,844)

Three-
Month
Interest Rate Swap			USD BBA
maturing 6/13/46 Call	JPM	Pay	LIBOR	2.390	6/9/16	USD	40,000	762,200	(440,910)

Three-
Month
Interest Rate Swap			USD BBA
maturing 6/13/21 Call	JPM	Pay	LIBOR	1.570	6/9/16	USD	194,000	717,800	(316,829)

Six-
Month
Interest Rate Swap			EUR
maturing 6/21/19 Call	JPM	Pay	EURIBOR	-0.085	6/17/16	EUR	330,000	1,065,476	(493,593)

Total of Over-the-Counter Interest Rate Swaptions Written								$43,464,476	$(44,019,487)

Glossary:
Counterparty Abbreviations
BAC	Barclays Bank plc
BNP	BNP Paribas
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
GSCO-OT	Goldman Sachs Bank USA
GSG	Goldman Sachs Group, Inc. (The)
HSBC	HSBC Bank USA NA
JPM	JPMorgan Chase Bank NA
MOS-A	Morgan Stanley
MSCO	Morgan Stanley Capital Services, Inc.
NOM	Nomura Global Financial Products, Inc.
RBS	Royal Bank of Scotland plc (The)
SCB	Standard Chartered Bank
SIB	Banco Santander SA
TDB	Toronto Dominion Bank
UBS	UBS AG
Currency abbreviations indicate amounts reporting in currencies
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CLP	Chilean Peso
CNH	Offshore Chinese Renminbi
CNY	Chinese Renminbi
COP	Colombian Peso
DKK	Danish Krone
EUR	Euro

48    OPPENHEIMER INTERNATIONAL BOND FUND

Currency abbreviations indicate amounts reporting in currencies (Continued)
GBP	British Pound Sterling
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Nuevo Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippine Peso
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
TRY	New Turkish Lira
ZAR	South African Rand
Definitions
BA CDOR	Canada Bankers Acceptances Deposit Offering Rate
BANXICO	Banco de Mexico
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
BBR BBSW	Bank Bill Swap Reference Rate (Australian Financial Market)
BNM	Bank Negara Malaysia
BOBL	German Federal Obligation
BTP	Italian Treasury Bonds
BZDI	Brazil Interbank Deposit Rate
CD	Certificate of Deposit
CDX.EM.25	Markit CDX Emerging Markets Index
CLP TNA	Non-Deliverable CLP Camara
CNREPOFIX=CFX	Repurchase Fixing Rate
EURIBOR	Euro Interbank Offered Rate
FBIL	Financial Benchmarks India Private Ltd.
IBR	Indicador Bancario de Referencia
iTraxx Europe Senior
Financials Series 25
Version 1	Credit Default Swap Trading Index for a Specific Basket of Securities
JIBAR SAFEX	South Africa Johannesburg Interbank Agreed Rate/Futures Exchange
KLIBOR	Kuala Lumpur Interbank Offered Rate.
KSDA	Korean Securities Dealers Assn.
MIBOR	Mumbai Interbank Offered Rate
OAT	French Government Bonds
OIS	Overnight Index Swap
SOR VWAP	Swap Offered Rate Singapore Dollar Index
STIBOR SIDE	Stockholm Interbank Offered Rate
TIIE	Interbank Equilibrium Interest Rate
WIBOR WIBO	Poland Warsaw Interbank Offer Bid Rate
Exchange Abbreviations
EUX	European Stock Exchange

49    OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Exchange Abbreviations (Continued)
LIF	London International Financial Futures and Options Exchange

See accompanying Notes to Consolidated Financial Statements.

50    OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF

ASSETS AND LIABILITIES March 31, 2016 Unaudited

Assets

Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $6,137,864,535)	$5,973,279,499
Affiliated companies (cost $265,311,008)	265,311,008

6,238,590,507
Cash	68,079,817
Cash used for collateral on futures	1,001,000
Cash used for collateral on OTC derivatives	40,928,873
Cash used for collateral on centrally cleared swaps	17,874,374
Unrealized appreciation on forward currency exchange contracts	300,480,517
Swaps, at value (net premiums paid $41,157,424)	41,308,488
Centrally cleared swaps, at value (premiums paid $7,101,124 )	8,678,254
Receivables and other assets:
Investments sold (including $14,352,281 sold on a when issued or delayed delivery basis)	103,742,556
Interest, dividends and principal paydowns	81,192,748
Shares of beneficial interest sold	9,403,297
Variation margin receivable	4,817
Other	294,115

Total assets	6,911,579,363
Liabilities
Bank overdraft-foreign	26,633
Unrealized depreciation on forward currency exchange contracts	361,578,379
Options written, at value (premiums received $68,993,492)	62,780,548
Swaps, at value (net premiums received $25,175,305)	32,290,665
Centrally cleared swaps, at value	11,698,231
Swaptions written, at value (premiums received $46,119,215)	45,944,687
Payables and other liabilities:
Investments purchased (including $29,988,656 purchased on a when issued or delayed delivery basis)	155,052,563
Shares of beneficial interest redeemed	14,904,573
Dividends	1,453,506
Distribution and service plan fees	514,174
Variation margin payable	359,974
Trustees’ compensation	218,897
Shareholder communications	67,560
Other	355,577

Total liabilities	687,245,967
Net Assets	$6,224,333,396

51    OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF

ASSETS AND LIABILITIES Unaudited / Continued

Composition of Net Assets
Par value of shares of beneficial interest	$1,093,127
Additional paid-in capital	6,987,450,170
Accumulated net investment loss	(279,782,797)
Accumulated net realized loss on investments and foreign currency transactions	(246,093,421)
Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(238,333,683)

Net Assets	$6,224,333,396

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $1,729,731,831 and 303,549,874 shares of beneficial interest outstanding)	$5.70

Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$5.98

Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $25,038,324 and 4,410,446 shares of beneficial interest outstanding)	$5.68

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $518,107,544 and 91,260,163 shares of beneficial interest outstanding)	$5.68

Class I Shares:

Net asset value, redemption price and offering price per share (based on net assets of $1,399,614,672 and 245,911,267 shares of beneficial interest outstanding)	$5.69

Class R Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $146,877,103 and 25,849,973 shares of beneficial interest outstanding)	$5.68

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $2,404,963,922 and 422,145,136 shares of beneficial interest outstanding)	$5.70

See accompanying Notes to Consolidated Financial Statements.

52    OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF

OPERATIONS For the Six Months Ended March 31, 2016 Unaudited

Investment Income
Interest (net of foreign withholding taxes of $879,822)	$138,932,080
Dividends affiliated companies	271,950

Total investment income	139,204,030
Expenses
Management fees	17,028,303
Distribution and service plan fees:
Class A	2,283,125
Class B	154,521
Class C	2,707,308
Class R	378,425
Transfer and shareholder servicing agent fees:
Class A	2,028,227
Class B	34,032
Class C	596,116
Class I	189,644
Class R	166,978
Class Y	2,795,885
Shareholder communications:
Class A	36,891
Class B	936
Class C	9,041
Class I	889
Class R	850
Class Y	31,791
Custodian fees and expenses	314,709
Trustees’ compensation	94,276
Borrowing fees	56,365
Other	885,876

Total expenses	29,794,188
Less reduction to custodian expenses	(7,726)
Less waivers and reimbursements of expenses	(397,366)

Net expenses	29,389,096
Net Investment Income	109,814,934

53    OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF

OPERATIONS Unaudited / Continued

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies (includes premiums on options exercised) (net of foreign capital gains tax of $11,361)	$(61,436,095)
Closing and expiration of option contracts written	9,462,941
Closing and expiration of futures contracts	(2,866,511)
Foreign currency transactions	(33,680,615)
Swap contracts	(26,898,403)
Closing and expiration of swaption contracts written	9,172,026

Net realized loss	(106,246,657)
Net change in unrealized appreciation/depreciation on:
Investments	123,892,622
Translation of assets and liabilities denominated in foreign currencies	47,769,028
Futures contracts	(5,138,885)
Option contracts written	14,449,560
Swap contracts	15,442,496
Swaption contracts written	(6,521,181)

Net change in unrealized appreciation/depreciation	189,893,640
Net Increase in Net Assets Resulting from Operations	$193,461,917

See accompanying Notes to Consolidated Financial Statements.

54    OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30, 2015
Operations
Net investment income	$109,814,934	$236,967,127
Net realized loss	(106,246,657)	(269,827,797)
Net change in unrealized appreciation/depreciation	189,893,640	(219,030,718)
Net increase (decrease) in net assets resulting from operations	193,461,917	(251,891,388)
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(30,055,541)	(59,378,613)
Class B	(388,344)	(981,103)
Class C	(6,811,180)	(12,542,702)
Class I	(23,276,145)	(24,536,293)
Class R	(2,283,961)	(4,124,206)
Class Y	(44,597,187)	(79,088,208)
	(107,412,358)	(180,651,125)
Tax return of capital distribution:
Class A	—	(18,311,460)
Class B	—	(302,557)
Class C	—	(3,867,978)
Class I	—	(7,566,619)
Class R	—	(1,271,842)
Class Y	—	(24,389,599)
	—	(55,710,055)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(303,841,939)	(934,147,804)
Class B	(15,024,129)	(29,914,814)
Class C	(74,422,054)	(227,136,145)
Class I	221,872,353	437,267,773
Class R	(22,012,802)	(37,350,514)
Class Y	(407,929,954)	(444,271,574)
	(601,358,525)	(1,235,553,078)
Net Assets
Total decrease	(515,308,966)	(1,723,805,646)
Beginning of period	6,739,642,362	8,463,448,008

End of period (including accumulated net investment loss of $279,782,797 and $282,185,373, respectively)	$6,224,333,396	$6,739,642,362

See accompanying Notes to Consolidated Financial Statements.

55    OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

Class A	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 28, 2012[1]	Year Ended September 30, 2011
Per Share Operating Data
Net asset value, beginning of period	$5.62	$6.01	$6.09	$6.54	$6.29	$6.80

Income (loss) from investment operations:
Net investment income[2]	0.09	0.18	0.19	0.23	0.25	0.25
Net realized and unrealized gain (loss)	0.08	(0.39)	(0.08)	(0.40)	0.33	(0.44)

Total from investment operations	0.17	(0.21)	0.11	(0.17)	0.58	(0.19)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.09)	(0.14)	(0.07)	(0.24)	(0.33)	(0.26)
Distributions from net realized gain	0.00	0.00	0.00[3]	(0.04)	0.00	(0.06)
Tax return of capital distribution	0.00	(0.04)	(0.12)	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(0.09)	(0.18)	(0.19)	(0.28)	(0.33)	(0.32)

Net asset value, end of period	$5.70	$5.62	$6.01	$6.09	$6.54	$6.29

Total Return, at Net Asset Value[4]	3.09%	(3.57)%	1.86%	(2.77)%	9.58%	(2.88)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,729,732	$2,010,994	$3,104,220	$4,794,923	$5,886,327	$6,382,276

Average net assets (in thousands)	$1,841,563	$2,556,904	$4,022,858	$5,586,929	$6,013,740	$7,004,799

Ratios to average net assets:[5]
Net investment income	3.34%	3.03%	3.16%	3.61%	3.89%	3.80%
Expenses excluding specific expenses listed below	1.05%	1.02%	1.02%	1.01%	1.02%	0.98%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%	0.00%	0.00%	0.00%

Total expenses[7]	1.05%	1.02%	1.02%	1.01%	1.02%	0.98%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.04%	1.02%	1.02%	1.01%	1.02%	0.98%

Portfolio turnover rate	74%	111%	108%	105%	111%	80%

56    OPPENHEIMER INTERNATIONAL BOND FUND

1. September 28, 2012 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Consolidated Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended March 31, 2016	1.05%
Year Ended September 30, 2015	1.02%
Year Ended September 30, 2014	1.02%
Year Ended September 30, 2013	1.01%
Year Ended September 28, 2012	1.02%
Year Ended September 30, 2011	0.98%

See accompanying Notes to Consolidated Financial Statements.

57    OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class B	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 28, 2012[1]	Year Ended September 30, 2011
Per Share Operating Data
Net asset value, beginning of period	$5.60	$5.99	$6.07	$6.51	$6.27	$6.78

Income (loss) from investment operations:
Net investment income[2]	0.07	0.13	0.14	0.18	0.19	0.19
Net realized and unrealized gain (loss)	0.08	(0.38)	(0.08)	(0.40)	0.33	(0.44)

Total from investment operations	0.15	(0.25)	0.06	(0.22)	0.52	(0.25)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.07)	(0.11)	(0.05)	(0.18)	(0.28)	(0.20)
Distributions from net realized gain	0.00	0.00	0.00[3]	(0.04)	0.00	(0.06)
Tax return of capital distribution	0.00	(0.03)	(0.09)	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(0.07)	(0.14)	(0.14)	(0.22)	(0.28)	(0.26)

Net asset value, end of period	$5.68	$5.60	$5.99	$6.07	$6.51	$6.27

Total Return, at Net Asset Value[4]	2.71%	(4.32)%	1.06%	(3.46)%	8.50%	(3.74)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$25,038	$39,835	$73,164	$128,905	$193,955	$226,660

Average net assets (in thousands)	$30,827	$56,357	$99,269	$165,674	$208,830	$257,491

Ratios to average net assets:[5]
Net investment income	2.59%	2.27%	2.38%	2.77%	3.02%	2.93%
Expenses excluding specific expenses listed below	1.80%	1.77%	1.81%	1.85%	1.89%	1.84%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%	0.00%	0.00%	0.00%

Total expenses[7]	1.80%	1.77%	1.81%	1.85%	1.89%	1.84%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.79%	1.77%	1.81%	1.85%	1.89%	1.84%

Portfolio turnover rate	74%	111%	108%	105%	111%	80%

58    OPPENHEIMER INTERNATIONAL BOND FUND

1. September 28, 2012 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Consolidated Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended March 31, 2016	1.80%
Year Ended September 30, 2015	1.77%
Year Ended September 30, 2014	1.81%
Year Ended September 30, 2013	1.85%
Year Ended September 28, 2012	1.89%
Year Ended September 30, 2011	1.84%

See accompanying Notes to Consolidated Financial Statements.

59    OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class C	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 28, 2012[1]	Year Ended September 30, 2011
Per Share Operating Data
Net asset value, beginning of period	$5.60	$5.99	$6.07	$6.51	$6.27	$6.78

Income (loss) from investment operations:
Net investment income[2]	0.07	0.13	0.15	0.19	0.20	0.21
Net realized and unrealized gain (loss)	0.08	(0.38)	(0.08)	(0.40)	0.33	(0.45)

Total from investment operations	0.15	(0.25)	0.07	(0.21)	0.53	(0.24)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.07)	(0.11)	(0.06)	(0.19)	(0.29)	(0.21)
Distributions from net realized gain	0.00	0.00	0.00[3]	(0.04)	0.00	(0.06)
Tax return of capital distribution	0.00	(0.03)	(0.09)	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(0.07)	(0.14)	(0.15)	(0.23)	(0.29)	(0.27)

Net asset value, end of period	$5.68	$5.60	$5.99	$6.07	$6.51	$6.27

Total Return, at Net Asset Value[4]	2.71%	(4.31)%	1.13%	(3.30)%	8.69%	(3.58)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$518,107	$585,788	$858,281	$1,238,931	$1,614,123	$1,724,712

Average net assets (in thousands)	$541,354	$713,793	$1,033,206	$1,509,389	$1,651,022	$1,891,414

Ratios to average net assets:[5]
Net investment income	2.59%	2.30%	2.45%	2.93%	3.21%	3.10%
Expenses excluding specific expenses listed below	1.80%	1.77%	1.74%	1.69%	1.71%	1.68%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%	0.00%	0.00%	0.00%

Total expenses[7]	1.80%	1.77%	1.74%	1.69%	1.71%	1.68%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.79%	1.77%	1.74%	1.69%	1.71%	1.68%

Portfolio turnover rate	74%	111%	108%	105%	111%	80%

60    OPPENHEIMER INTERNATIONAL BOND FUND

1. September 28, 2012 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Consolidated Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended March 31, 2016	1.80%
Year Ended September 30, 2015	1.77%
Year Ended September 30, 2014	1.74%
Year Ended September 30, 2013	1.69%
Year Ended September 28, 2012	1.71%
Year Ended September 30, 2011	1.68%

See accompanying Notes to Consolidated Financial Statements.

61    OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class I	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Period Ended September 28, 2012 [1,2]
Per Share Operating Data
Net asset value, beginning of period	$5.61	$6.00	$6.08	$6.53	$6.36

Income (loss) from investment operations:
Net investment income[3]	0.10	0.21	0.22	0.24	0.18
Net realized and unrealized gain (loss)	0.08	(0.39)	(0.08)	(0.38)	0.18

Total from investment operations	0.18	(0.18)	0.14	(0.14)	0.36

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.10)	(0.16)	(0.09)	(0.27)	(0.19)
Distributions from net realized gain	0.00	0.00	0.00[4]	(0.04)	0.00
Tax return of capital distribution	0.00	(0.05)	(0.13)	0.00	0.00

Total dividends and/or distributions to shareholders	(0.10)	(0.21)	(0.22)	(0.31)	(0.19)

Net asset value, end of period	$5.69	$5.61	$6.00	$6.08	$6.53

Total Return, at Net Asset Value[5]	3.32%	(3.16)%	2.32%	(2.31)%	5.70%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,399,615	$1,154,225	$779,478	$542,637	$855

Average net assets (in thousands)	$1,265,851	$918,521	$611,312	$206,805	$380

Ratios to average net assets:[6]
Net investment income	3.76%	3.54%	3.58%	3.95%	4.20%
Expenses excluding specific expenses listed below	0.61%	0.57%	0.56%	0.57%	0.57%
Interest and fees from borrowings	0.00%[7]	0.00%[7]	0.00%	0.00%	0.00%

Total expenses[8]	0.61%	0.57%	0.56%	0.57%	0.57%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.60%	0.57%	0.56%	0.57%	0.57%

Portfolio turnover rate	74%	111%	108%	105%	111%

62    OPPENHEIMER INTERNATIONAL BOND FUND

1. September 28, 2012 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Consolidated Notes.

2. For the period from January 27, 2012 (inception of offering) to September 28, 2012.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Less than $0.005 per share.

5. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6. Annualized for periods less than one full year.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended March 31, 2016	0.61%
Year Ended September 30, 2015	0.57%
Year Ended September 30, 2014	0.56%
Year Ended September 30, 2013	0.57%
Period Ended September 28, 2012	0.57%

See accompanying Notes to Consolidated Financial Statements.

63    OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class R	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 28, 2012[1]	Year Ended September 30, 2011
Per Share Operating Data
Net asset value, beginning of period	$5.60	$5.99	$6.07	$6.52	$6.28	$6.79

Income (loss) from investment operations:
Net investment income[2]	0.09	0.16	0.17	0.20	0.22	0.22
Net realized and unrealized gain (loss)	0.07	(0.39)	(0.08)	(0.40)	0.33	(0.44)

Total from investment operations	0.16	(0.23)	0.09	(0.20)	0.55	(0.22)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.08)	(0.12)	(0.07)	(0.21)	(0.31)	(0.23)
Distributions from net realized gain	0.00	0.00	0.00[3]	(0.04)	0.00	(0.06)
Tax return of capital distribution	0.00	(0.04)	(0.10)	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(0.08)	(0.16)	(0.17)	(0.25)	(0.31)	(0.29)

Net asset value, end of period	$5.68	$5.60	$5.99	$6.07	$6.52	$6.28

Total Return, at Net Asset Value[4]	2.97%	(3.84)%	1.55%	(3.16)%	9.01%	(3.28)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$146,877	$166,932	$216,721	$252,758	$314,773	$322,070

Average net assets (in thousands)	$151,649	$192,512	$234,841	$290,208	$314,673	$325,834

Ratios to average net assets:[5]
Net investment income	3.08%	2.81%	2.84%	3.19%	3.50%	3.39%
Expenses excluding specific expenses listed below	1.30%	1.27%	1.35%	1.53%	1.54%	1.44%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%	0.00%	0.00%	0.00%

Total expenses[7]	1.30%	1.27%	1.35%	1.53%	1.54%	1.44%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.29%	1.27%	1.32%	1.43%	1.41%	1.38%

Portfolio turnover rate	74%	111%	108%	105%	111%	80%

64    OPPENHEIMER INTERNATIONAL BOND FUND

1. September 28, 2012 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Consolidated Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended March 31, 2016	1.30%
Year Ended September 30, 2015	1.27%
Year Ended September 30, 2014	1.35%
Year Ended September 30, 2013	1.53%
Year Ended September 28, 2012	1.54%
Year Ended September 30, 2011	1.44%

See accompanying Notes to Consolidated Financial Statements.

65    OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class Y	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 28, 2012[1]	Year Ended September 30, 2011
Per Share Operating Data
Net asset value, beginning of period	$5.61	$6.01	$6.09	$6.53	$6.29	$6.80

Income (loss) from investment operations:
Net investment income[2]	0.10	0.20	0.21	0.25	0.26	0.27
Net realized and unrealized gain (loss)	0.09	(0.41)	(0.08)	(0.40)	0.33	(0.44)

Total from investment operations	0.19	(0.21)	0.13	(0.15)	0.59	(0.17)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.10)	(0.15)	(0.08)	(0.25)	(0.35)	(0.28)
Distributions from net realized gain	0.00	0.00	0.00[3]	(0.04)	0.00	(0.06)
Tax return of capital distribution	0.00	(0.04)	(0.13)	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(0.10)	(0.19)	(0.21)	(0.29)	(0.35)	(0.34)

Net asset value, end of period	$5.70	$5.61	$6.01	$6.09	$6.53	$6.29

Total Return, at Net Asset Value[4]	3.40%	(3.50)%	2.14%	(2.36)%	9.71%	(2.64)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,404,964	$2,781,868	$3,431,584	$3,946,008	$4,736,285	$4,084,001

Average net assets (in thousands)	$2,538,812	$3,128,046	$3,532,821	$4,710,455	$4,446,720	$3,861,749

Ratios to average net assets:[5]
Net investment income	3.59%	3.32%	3.43%	3.88%	4.16%	4.04%
Expenses excluding specific expenses listed below	0.80%	0.77%	0.74%	0.74%	0.75%	0.74%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%	0.00%	0.00%	0.00%

Total expenses[7]	0.80%	0.77%	0.74%	0.74%	0.75%	0.74%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.79%	0.77%	0.74%	0.74%	0.75%	0.73%

Portfolio turnover rate	74%	111%	108%	105%	111%	80%

66    OPPENHEIMER INTERNATIONAL BOND FUND

1. September 28, 2012 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Consolidated Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended March 31, 2016	0.80%
Year Ended September 30, 2015	0.77%
Year Ended September 30, 2014	0.74%
Year Ended September 30, 2013	0.74%
Year Ended September 28, 2012	0.75%
Year Ended September 30, 2011	0.74%

See accompanying Notes to Consolidated Financial Statements.

67    OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS March 31, 2016

1. Organization

Oppenheimer International Bond Fund (the “Fund”) is a non-diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer International Bond Fund (Cayman) Ltd., which is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund and Subsidiary are both managed by the Manager.

68    OPPENHEIMER INTERNATIONAL BOND FUND

2. Significant Accounting Policies (Continued)

The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in Regulation S securities. Regulation S securities are securities of U.S. and non-U.S. issuers that are issued through private offerings without registration with the Securities and Exchange Commission pursuant to Regulation S under the Securities Act of 1933. The Fund applies its investment restrictions and compliance policies and procedures, on a look-through basis, to the Subsidiary. The Subsidiary is subject to the same investment restrictions and guidelines, and follows the same compliance policies and procedures, as the Fund.

The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated. At period end, the Fund owned 1,261,254 shares with net assets of $127,063,194 in the Subsidiary.

Other financial information at period end:

Total market value of investments	$113,228,069
Net assets	$127,063,194
Net income (loss)	$1,484,317
Net realized gain (loss)	$(406,065)
Net change in unrealized appreciation/depreciation	$2,635,913

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Consolidated Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating

69    OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Consolidated Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Consolidated Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold (except for the investments in the Subsidiary) are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its

70    OPPENHEIMER INTERNATIONAL BOND FUND

2. Significant Accounting Policies (Continued)

investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended September 30, 2015, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

Subchapter M requires, among other things, that at least 90% of the Fund’s gross income be derived from securities or derived with respect to its business of investing in securities (typically referred to as “qualifying income”). Income from commodity-linked derivatives may not be treated as “qualifying income” for purposes of the 90% gross income requirement. The Internal Revenue Service (IRS) has previously issued a number of private letter rulings which conclude that income derived from commodity index-linked notes and investments in a wholly-owned subsidiary will be “qualifying income.” As a result, the Fund will gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

The IRS has suspended the granting of private letter rulings pending further review. As a result, there can be no assurance that the IRS will not change its position with respect to commodity-linked notes and wholly-owned subsidiaries. In addition, future legislation and guidance from the Treasury and the IRS may adversely affect the fund’s ability to gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

The Fund is required to include in income for federal income tax purposes all of the subsidiary’s net income and gains whether or not such income is distributed by the subsidiary. Net income and gains from the subsidiary are generally treated as ordinary income by the Fund, regardless of the character of the subsidiary’s underlying income. Net losses from the subsidiary do not pass through to the Fund for federal income tax purposes.

During the fiscal year ended September 30, 2015, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year. The Fund had post-October foreign currency losses of $55,883,182, post-October passive foreign investments company losses of $1,177 and straddle losses of $4,596,121, which were deferred. Details of the fiscal year ended September 30, 2015 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring
No expiration	$ 125,432,748

At period end, it is estimated that the capital loss carryforwards would be $231,679,405, which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

71    OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$6,405,739,510
Federal tax cost of other investments	(765,312,866)

Total federal tax cost	$5,640,426,644

Gross unrealized appreciation	$590,108,518
Gross unrealized depreciation	(829,785,797)

Net unrealized depreciation	$(239,677,279)

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

72    OPPENHEIMER INTERNATIONAL BOND FUND

3. Securities Valuation (Continued)

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

73    OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.
Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as

74    OPPENHEIMER INTERNATIONAL BOND FUND

3. Securities Valuation (Continued)

unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in those Underlying Funds which are publicly offered and reported on an exchange as Level 1, and those Underlying Funds which are not publicly offered are not assigned a level, without consideration as to the classification level of the specific investments held by the Underlying Funds.

The table below categorizes amounts that are included in the Fund’s Consolidated Statement of Assets and Liabilities at period end based on valuation input level:

75    OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$71,509,841	$—	$71,509,841
Mortgage-Backed Obligations	—	133,348,423	—	133,348,423
Foreign Government Obligations	—	3,610,476,101	—	3,610,476,101
Corporate Bonds and Notes	—	1,934,049,687	173,692	1,934,223,379
Common Stock	—	—	—	—
Structured Securities	—	17,138,652	1,096,468	18,235,120
Short-Term Notes	—	149,832,400	—	149,832,400
Exchange-Traded Option Purchased	524,900	—	—	524,900
Over-the-Counter Options Purchased	—	26,508,832	—	26,508,832
Over-the-Counter Credit Default
Swaption Purchased	—	1,336,382	—	1,336,382
Over-the-Counter Interest Rate
Swaptions Purchased	—	27,284,121	—	27,284,121
Investment Company	265,311,008	—	—	265,311,008

Total Investments, at Value	265,835,908	5,971,484,439	1,270,160	6,238,590,507
Other Financial Instruments:
Swaps, at value	—	41,308,488	—	41,308,488
Centrally cleared swaps, at value	—	8,678,254	—	8,678,254
Futures contracts	20,748	—	—	20,748
Forward currency exchange contracts	—	300,480,517	—	300,480,517

Total Assets	$265,856,656	$6,321,951,698	$1,270,160	$6,589,078,514

Liabilities Table
Other Financial Instruments:
Swaps, at value	$—	$(32,290,665)	$—	$(32,290,665)
Centrally cleared swaps, at value	—	(11,698,231)	—	(11,698,231)
Options written, at value	—	(62,780,548)	—	(62,780,548)
Futures contracts	(2,330,346)	—	—	(2,330,346)
Forward currency exchange contracts	—	(361,578,379)	—	(361,578,379)
Swaptions written, at value	—	(45,944,687)	—	(45,944,687)

Total Liabilities	$(2,330,346)	$(514,292,510)	$—	$(516,622,856)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into Level 2*	Transfers out of Level 3*
Assets Table
Investments, at Value:
Asset-Backed Securities	$11,360,715	$(11,360,715)

76    OPPENHEIMER INTERNATIONAL BOND FUND

3. Securities Valuation (Continued)

Non-Convertible Corporate Bonds and Notes	$14,713,594	(14,713,594)

Total Assets	$26,074,309	$(26,074,309)

  * Transferred from Level 3 to Level 2 due to the availability of market data for this security.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Consolidated Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted

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4. Investments and Risks (Continued)

to invest daily available cash balances in a money market Affiliated Fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is regulated as a money market fund under the Investment Company Act of 1940, as amended.

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Consolidated Statement of Operations. The Fund records a realized gain or loss when a structured security is sold or matures.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$29,988,656
Sold securities	14,352,281

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite

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direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest at period end is as follows:

Cost	$19,100,628
Market Value	$0
Market Value as % of Net Assets	Less than 0.005%

Sovereign Debt Risk. The Fund invests in sovereign debt securities, which are subject to certain special risks. These risks include, but are not limited to, the risk that a governmental entity may delay or refuse, or otherwise be unable, to pay interest or repay the principal on its sovereign debt. There may also be no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceedings through which all or part of such sovereign debt may be collected. In addition, a restructuring or default of sovereign debt may also cause additional impacts to the financial markets, such as downgrades to credit ratings, reduced liquidity and increased volatility, among others.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the

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5. Market Risk Factors (Continued)

U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives.

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Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities as a receivable (or payable) and in the Consolidated Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the reporting period, the Fund had daily average contract amounts on forward contracts to buy and sell of $4,566,590,488 and $7,150,603,029, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures

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6. Use of Derivatives (Continued)

contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations. Realized gains (losses) are reported in the Consolidated Statement of Operations at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

During the reporting period, the Fund had an ending monthly average market value of $160,648,400 and $250,990,711 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted

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6. Use of Derivatives (Continued)

by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations.

The Fund has purchased call options on currencies to increase exposure to foreign exchange rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on currencies to decrease exposure to foreign exchange rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has purchased call options on treasury and/or euro futures to increase exposure to interest rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on treasury and/or euro futures to decrease exposure to interest rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has purchased call options on individual equity securities and/or equity indexes to increase exposure to equity risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $11,959,207 and $19,684,130 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on currencies to increase exposure to foreign exchange rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on currencies to decrease exposure to foreign exchange rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has written put options on treasury and/or euro futures to increase exposure to

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6. Use of Derivatives (Continued)

interest rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $18,101,932 and $33,152,319 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the reporting period was as follows:

	Number of Contracts	Amount of Premiums

Options outstanding as of
September 30, 2015	103,247,622,415	$36,982,648
Options written	3,917,540,560,000	191,295,686
Options closed or expired	(85,744,700,000)	(9,462,942)
Options exercised	(3,131,596,232,415)	(149,821,900)

Options outstanding as of March 31, 2016	803,447,250,000	$68,993,492

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Consolidated Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an

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investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Consolidated Statement of Operations.

The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual issuers and/or indexes of issuers.

The Fund has engaged in spread curve trades by simultaneously purchasing and selling protection through credit default swaps referenced to the same reference asset but with different maturities. Spread curve trades attempt to gain exposure to credit risk on a forward basis by realizing gains on the expected differences in spreads.

For the reporting period, the Fund had ending monthly average notional amounts of $635,345,921 and $309,638,943 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Currency Swap Contracts. A currency swap contract is an agreement between counterparties to exchange different currencies at contract inception that are equivalent to a notional value. The exchange at contract inception is made at the current spot rate. The

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6. Use of Derivatives (Continued)

contract also includes an agreement to reverse the exchange of the same notional values of those currencies at contract termination. The re-exchange at contract termination may take place at the same exchange rate, a specified rate or the then current spot rate. Certain currency swap contracts provide for exchanging the currencies only at contract termination and can provide for only a net payment in the settlement currency, typically USD. A currency swap contract may also include the exchange of periodic payments, between the counterparties, that are based on interest rates available in the respective currencies at contract inception. Other currency swap contracts may not provide for exchanging the different currencies at all, and only for exchanging interest cash flows based on the notional value in the contract.

The Fund has entered into currency swap contracts with the obligation to pay an interest rate on the dollar notional amount and receive an interest rate on the various foreign currency notional amounts. These currency swap contracts increase exposure to, or decrease exposure away from, foreign exchange and interest rate risk.

For the reporting period, the Fund had ending monthly average notional amounts of $42,013,882 and $143,469,329 on currency swaps which pay a fixed rate and which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.

The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.

For the reporting period, the Fund had ending monthly average notional amounts of $1,549,212,801 and $1,970,179,590 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Consolidated

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6. Use of Derivatives (Continued)

Statement of Investments and the Consolidated Statement of Assets and Liabilities. Written swaptions are reported on a schedule following the Consolidated Statement of Investments and their value is reported as a separate asset or liability line item in the Consolidated Statement of Assets and Liabilities. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Consolidated Statement of Operations. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Consolidated Statement of Operations for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate increases relative to the preset interest rate.

The Fund has purchased swaptions which gives it the option to sell credit protection through credit default swaps in order to increase exposure to the credit risk of individual issuers and/ or indexes of issuers. A purchased swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset decreases.

The Fund has purchased swaptions which gives it the option to buy credit protection through credit default swaps in order to decrease exposure to the credit risk of individual issuers and/or indexes of issuers. A purchased swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset increases.

The Fund has written swaptions which gives it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. A written swaption of this type becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

The Fund has written swaptions which gives it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A written swaption of this type

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6. Use of Derivatives (Continued)

becomes more valuable as the reference interest rate increases relative to the preset interest rate.

The Fund has written swaptions which give it the obligation, if exercised by the purchaser, to sell credit protection through credit default swaps in order to increase exposure to the credit risk of individual issuers and/or indexes of issuers. A written swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset decreases.

The Fund has written swaptions which give it the obligation, if exercised by the purchaser, to buy credit protection through credit default swaps in order to decrease exposure to the credit risk of individual issuers and/or, indexes of issuers. A written swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset increases.

During the reporting period, the Fund had an ending monthly average market value of $29,295,784 and $38,661,519 on purchased and written swaptions, respectively.

Written swaption activity for the reporting period was as follows:

	Notional Amount	Amount of Premiums
Swaptions outstanding as of September 30, 2015	226,133,250,000	$59,201,573
Swaptions written	52,051,875,000	82,999,172
Swaptions closed or expired	(17,893,250,000)	(9,172,026)
Swaptions exercised	(25,606,250,000)	(86,909,504)

Swaptions outstanding as of March 31, 2016	234,685,625,000	$46,119,215

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts

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6. Use of Derivatives (Continued)

subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

At period end, the Fund has required certain counterparties to post collateral of $23,384,616.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded

89    OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents by counterparty the Fund’s OTC derivative assets net of the related collateral pledged by the Fund at period end.

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*		Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount
Banco Santander SA	$385,090	$	(385,090)	$–	$–	$–
Bank of America NA	170,972,249		(170,972,249)	–	–	–
Barclays Bank plc	5,577,099		(5,577,099)	–	–	–
BNP Paribas	6,168,102		(6,168,102)	–	–	–
Citibank NA	29,994,097		(12,384,186)	(10,710,506)	–	6,899,405
Deutsche Bank Securities, Inc.	7,249,261		(7,249,261)	–	–	–
Goldman Sachs & Co.	1,800,000		–	–	–	1,800,000
Goldman Sachs Bank USA	28,388,533		(28,388,533)	–	–	–
Goldman Sachs Group, Inc. (The)	21,781,272		(21,781,272)	–	–	–
HSBC Bank USA NA	12,430,301		(7,267,215)	(5,163,086)	–	–
JPMorgan Chase Bank NA	71,657,037		(71,657,037)	–	–	–
Morgan Stanley	1,605,821		(267,204)	–	(1,338,617)	–
Morgan Stanley Capital Services, Inc.	6,360,488		(4,084,163)	–	(2,276,325)	–
Nomura Global Financial Products, Inc.	433,206		(433,206)	–	–	–

90    OPPENHEIMER INTERNATIONAL BOND FUND

6. Use of Derivatives (Continued)

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount
Royal Bank of Scotland plc (The)	$6,953,414	$(6,953,414)	$–	$–	$–
Toronto Dominion Bank	24,354,521	(24,354,521)	–	–	–
UBS AG	807,849	–	(807,849)	–	–

	$396,918,340	$(367,922,552)	$(16,681,441)	$(3,614,942)	$8,699,405

*OTC derivatives are reported gross on the Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures are excluded from these reported amounts.

**Reported collateral posted for the benefit of the Fund within this table is limited to the net outstanding amount due from an individual counterparty. The collateral posted for the benefit of the Fund may exceed these amounts.

The following table presents by counterparty the Fund’s OTC derivative liabilities net of the related collateral pledged by the Fund at period end.

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount
Banco Santander SA	$(481,082)	$385,090	$95,992	$–	$–
Bank of America NA	(174,756,499)	170,972,249	272,907	–	(3,511,343)
Barclays Bank plc	(7,508,822)	5,577,099	1,877,358	–	(54,365)
BNP Paribas	(9,583,901)	6,168,102	3,415,799	–	–
Citibank NA	(12,384,186)	12,384,186	–	–	–
Deutsche Bank Securities, Inc.	(20,926,453)	7,249,261	11,167,183	1,620,000	(890,009)
Goldman Sachs Bank USA	(35,335,245)	28,388,533	–	6,946,712	–
Goldman Sachs Group, Inc. (The)	(55,477,787)	21,781,272	1,679,426	13,623,800	(18,393,289)
HSBC Bank USA NA	(7,267,215)	7,267,215	–	–	–
JPMorgan Chase Bank NA	(115,420,623)	71,657,037	11,733,989	20,715,073	(11,314,524)
Morgan Stanley	(267,204)	267,204	–	–	–
Morgan Stanley Capital Services, Inc.	(4,084,163)	4,084,163	–	–	–
Nomura Global Financial Products, Inc.	(640,146)	433,206	68,976	–	(137,964)
Royal Bank of Scotland plc (The)	(13,503,928)	6,953,414	2,606,109	1,370,000	(2,574,405)

91    OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount
Standard Chartered
Bank	$(3,246,808)	$–	$2,685,082	$–	$(561,726)
Toronto Dominion
Bank	(41,710,217)	24,354,521	16,235,696	1,120,000	–

	$(502,594,279)	$367,922,552	$58,785,229	$38,448,873	$(37,437,625)

*OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures are excluded from these reported amounts.

**Reported collateral pledged within this table is limited to the net outstanding amount due from the Fund. The securities pledged as collateral by the Fund as reported on the Consolidated Statements of Investments may exceed these amounts.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Consolidated Statement of Assets and Liabilities at period end:

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Value	Consolidated Statement of Assets and Liabilities Location	Value
Credit contracts	Swaps, at value	$28,230,942	Swaps, at value	$22,630,780
Forward currency
exchange contracts			Swaps, at value	118,095
Interest rate contracts	Swaps, at value	13,077,546	Swaps, at value	9,541,790
Credit contracts	Centrally cleared swaps, at value	6,727,893
Interest rate contracts	Centrally cleared swaps, at value	1,950,361	Centrally cleared swaps, at value	11,698,231
Interest rate contracts	Variation margin receivable	4,817*	Variation margin payable	359,974*
	Unrealized appreciation on		Unrealized depreciation on
Forward currency	foreign currency exchange		foreign currency exchange
exchange contracts	contracts	300,480,517	contracts	361,578,379
Forward currency exchange contracts			Options written, at value	62,780,548
Credit contracts			Swaptions, at value	1,925,200
Interest rate contracts			Swaptions, at value	44,019,487
Credit contracts	Investments, at value	1,336,382**
Forward currency
exchange contracts	Investments, at value	26,508,832**
Interest rate contracts	Investments, at value	27,809,021**

Total		$406,126,311		$514,652,484

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Consolidated Statement of Assets and Liabilities upon receipt or payment.

92    OPPENHEIMER INTERNATIONAL BOND FUND

6. Use of Derivatives (Continued)

**Amounts relate to purchased option contracts and purchased swaption contracts.

The effect of derivative instruments on the Consolidated Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investment from unaffiliated companies (including premiums on options)*	Closing and expiration of swaption contracts written	Closing and expiration of option contracts written	Closing and expiration of futures contracts
Credit contracts	$5,052,395	$202,612	$—	$—
Forward currency exchange contracts	24,780,648	—	9,462,941	—
Interest rate contracts	(25,433,970)	8,969,414	—	(2,866,511)

Total	$4,399,073	$9,172,026	$9,462,941	$(2,866,511)

Amount of Realized Gain or (Loss) Recognized on Derivatives (Continued)
Derivatives Not Accounted for as Hedging Instruments	Foreign currency transactions	Swap contracts	Total
Credit contracts	$—	$(4,788,494)	$466,513
Forward currency exchange contracts	148,477,936	7,139,754	189,861,279
Interest rate contracts	—	(29,249,663)	(48,580,730)

Total	$148,477,936	$(26,898,403)	$141,747,062

*Includes purchased option contracts, purchased swaption contracts, written option contracts exercised and written swaption contracts exercised, if any.

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investments*	Option contracts written	Swaption contracts written	Futures contracts
Credit contracts	$(704,552)	$—	$1,888,782	$—
Forward currency exchange contracts	(13,221,220)	16,480,200	—	—
Interest rate contracts	22,329,722	(2,030,640)	(8,409,963)	(5,138,885)

Total	$8,403,950	$14,449,560	$(6,521,181)	$(5,138,885)

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives (Continued)
Derivatives Not Accounted for as Hedging Instruments	Translation of assets and liabilities denominated in foreign currencies		Swap contracts		Total
Credit contracts	$—	$	(23,944,523)	$	(22,760,293)
Foreign exchange contracts	(238,935,056)		9,868,554		(225,807,522)
Interest rate contracts	—		29,518,465		36,268,699

Total	$(238,935,056)	$	15,442,496	$	(212,299,116)

*Includes purchased option contracts and purchased swaption contracts, if any.

93    OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

7. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $ 0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2016		Year Ended September 30, 2015
	Shares	Amount	Shares	Amount
Class A
Sold	23,347,630	$129,952,940	53,415,513	$314,734,344
Dividends and/or distributions reinvested	4,812,018	26,775,661	11,803,830	69,326,875
Redeemed	(82,672,190)	(460,570,540)	(223,848,329)	(1,318,209,023)

Net decrease	(54,512,542)	$(303,841,939)	(158,628,986)	$(934,147,804)

Class B
Sold	49,525	$273,989	94,453	$554,735
Dividends and/or distributions reinvested	63,644	352,821	195,208	1,141,544
Redeemed	(2,821,847)	(15,650,939)	(5,394,764)	(31,611,093)

Net decrease	(2,708,678)	$(15,024,129)	(5,105,103)	$(29,914,814)

Class C
Sold	2,129,780	$11,783,951	4,855,225	$28,518,382
Dividends and/or distributions reinvested	992,537	5,500,716	2,232,586	13,040,803
Redeemed	(16,549,586)	(91,706,721)	(45,794,353)	(268,695,330)

Net decrease	(13,427,269)	$(74,422,054)	(38,706,542)	$(227,136,145)

Class I
Sold	122,247,445	$675,485,651	228,451,439	$1,327,914,075
Dividends and/or distributions reinvested	4,140,793	22,999,299	5,391,371	31,517,895
Redeemed	(86,242,618)	(476,612,597)	(157,987,326)	(922,164,197)

Net increase	40,145,620	$221,872,353	75,855,484	$437,267,773

Class R
Sold	1,667,104	$9,250,269	4,629,093	$27,170,680
Dividends and/or distributions reinvested	389,180	2,157,754	871,211	5,092,255
Redeemed	(6,015,102)	(33,420,825)	(11,870,568)	(69,613,449)

Net decrease	(3,958,818)	$(22,012,802)	(6,370,264)	$(37,350,514)

Class Y
Sold	43,853,156	$243,997,997	132,928,229	$783,645,962
Dividends and/or distributions reinvested	7,295,633	40,598,544	15,801,534	92,569,156
Redeemed	(124,439,491)	(692,526,495)	(224,627,209)	(1,320,486,692)

Net decrease	(73,290,702)	$(407,929,954)	(75,897,446)	$(444,271,574)

8. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the reporting period were as follows:

94    OPPENHEIMER INTERNATIONAL BOND FUND

8. Purchases and Sales of Securities (Continued)

	Purchases	Sales
Investment securities	$4,896,953,448	$4,092,214,989
U.S. government and government agency obligations	—	125,000,000

9. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $200 million	0.60
Next $4 billion	0.50
Next $10 billion	0.48
Over $15 billion	0.45

The Manager also provides investment management related services to the Subsidiary. The Subsidiary pays the Manager a monthly management fee at an annual rate according to the above schedule. The Subsidiary also pays certain other expenses including custody and directors’ fees.

The Fund’s effective management fee for the reporting period was 0.53% of average annual net assets before any Subsidiary management fees or any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund and the Subsidiary. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund and the Subsidiary, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Consolidated Statement of Operations and Consolidated Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid

95     OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

9. Fees and Other Transactions with Affiliates (Continued)

by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Consolidated Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Consolidated Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Consolidated Statement of Operations.

96    OPPENHEIMER INTERNATIONAL BOND FUND

9. Fees and Other Transactions with Affiliates (Continued)

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
March 31, 2016	$51,680	$8,990	$36,127	$5,724

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee it receives from the Subsidiary. During the reporting period, the Manager waived $306,207.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $91,159 for IMMF management fees.

Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

10. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.28 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Consolidated Statement of Operations. The Fund did not utilize the Facility during the reporting period.

11. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc. (“OFDI”), and Oppenheimer Rochester California Municipal Fund, a fund advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “California Fund”), in connection with the California Fund’s investment performance. The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the California Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the California Fund contained misrepresentations and omissions and the investment policies of the California Fund were

97    OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

11. Pending Litigation (Continued)

not followed. Plaintiffs in the suit filed an amended complaint and defendants filed a motion to dismiss. In 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed, to certify a class and appoint class representatives and class counsel. In March 2015, the court granted plaintiffs’ motion for class certification. In May 2015, the U.S. Court of Appeals for the Tenth Circuit vacated the class certification order and remanded the matter to the district court for further proceedings. In October 2015, the district court reaffirmed its order and determined that the suit will proceed as a class action. In December 2015, the Tenth Circuit denied defendants’ petition to appeal the district court’s reaffirmed class certification order.

OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

98    OPPENHEIMER INTERNATIONAL BOND FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

99    OPPENHEIMER INTERNATIONAL BOND FUND

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, then the ‘Detailed’ tab; where ‘Dividends’ are shown, the Fund’s latest pay date will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources
Oppenheimer Limited-Term Bond Fund	5/29/15	99.9%	99.9%	99.9%

100    OPPENHEIMER INTERNATIONAL BOND FUND

OPPENHEIMER INTERNATIONAL BOND FUND

Trustees and Officers	Sam Freedman, Chairman of the Board of Trustees and Trustee
Jon S. Fossel, Trustee
Richard F. Grabish, Trustee
Beverly L. Hamilton, Trustee
Victoria J. Herget, Trustee
Robert J. Malone, Trustee
F. William Marshall, Jr., Trustee
Karen L. Stuckey, Trustee
James D. Vaughn, Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Hemant Baijal, Vice President
Chris Kelly, Vice President
Cynthia Lo Bessette, Secretary and Chief Legal Officer
Jennifer Sexton, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money
Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder	OFI Global Asset Management, Inc.
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered	KPMG LLP
Public Accounting Firm

Legal Counsel	Ropes & Gray LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2016 OppenheimerFunds, Inc. All rights reserved.

101    OPPENHEIMER INTERNATIONAL BOND FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

•  Applications or other forms

•  When you create a user ID and password for online account access

•  When you enroll in eDocs Direct, our electronic document delivery service

•  Your transactions with us, our affiliates or others

•  A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited

•  When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

102    OPPENHEIMER INTERNATIONAL BOND FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

•	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated March 2015. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

103    OPPENHEIMER INTERNATIONAL BOND FUND

OppenheimerFunds®

The Right Way
to Invest

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800.CALL OPP (800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

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oppenheimerfunds.com

Call Us
800 225 5677

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Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
225 Liberty Street, New York, NY 10281-1008

© 2016 OppenheimerFunds Distributor, Inc. All rights reserved.

RS0880.001.0316 May 27, 2016

Item 2.  Code of Ethics.

Not applicable to semiannual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4.  Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5.  Audit Committee of Listed Registrants

Not applicable.

Item 6.  Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11.  Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 3/31/2016, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer International Bond Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	5/13/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	5/13/2016

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	5/13/2016